                               JUNDT FUNDS, INC.

                      REGISTRATION STATEMENT ON FORM N-1A

                                     PART A

                                  PROSPECTUSES

                                 PROSPECTUS OF
                             JUNDT TWENTY-FIVE FUND
                               CLASSES A, B AND C

                             JUNDT TWENTY-FIVE FUND

                       1550 UTICA AVENUE SOUTH, SUITE 950

                          MINNEAPOLIS, MINNESOTA 55416

                                 (800) 370-0612

                             ---------------------

    Jundt Twenty-Five Fund (the "Fund") is a professionally managed series of Jundt Funds, Inc. (the "Company"), an open-end management investment company (commonly known as a "mutual fund") that currently offers its shares in three series. The Fund, in turn, currently offers its shares in four classes, namely, Class A, Class B, Class C and Class I, each sold pursuant to different sales arrangements and bearing different expenses (each, a "Class" and, collectively, the "Classes.") This Prospectus relates only to the Fund's Class A, Class B and Class C shares, the only Classes offered for sale to the general public. See "Purchase Information."

    The Fund's investment objective is long-term capital appreciation. The Fund is a non-diversified mutual fund that, in normal market conditions, will maintain a core investment portfolio of 20 to 30 common stocks. In pursuing its investment objective, the Fund may also take positions in options and futures contracts, borrow money to purchase securities and sell securities short. Like all mutual funds, attainment of the Fund's investment objective cannot be assured. See "Investment Objective and Policies."


    This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Please read this Prospectus carefully before investing and retain it for future reference. A Statement of Additional Information, dated December 29, 1997, containing more information about the Fund (which is incorporated herein by reference), has been filed with the Securities and Exchange Commission (the "SEC"), and is available upon request and without charge by calling the Fund at the telephone number listed above.


    FUND SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANKING INSTITUTION, ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR ANY OTHER FEDERAL AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


                       PROSPECTUS DATED DECEMBER 29, 1997

                                    THE FUND

    The Fund is a professionally managed, non-diversified series of the Company, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company was incorporated under the laws of the State of Minnesota on October 26, 1995. Its principal business address is 1550 Utica Avenue South, Suite 950, Minneapolis, Minnesota 55416.

                                  RISK FACTORS

    An investment in the Fund is subject to certain risks, as detailed under "Investment Objective and Policies." As with other mutual funds, an investment in the Fund will fluctuate in value (corresponding to the value of the Fund's underlying investments).

    In normal market conditions, the Fund will maintain a core investment portfolio of 20 to 30 common stocks. As a "non-diversified" mutual fund, the appreciation or depreciation of each security in the Fund's portfolio will have a greater impact on the Fund's net asset value, which can therefore be expected to fluctuate more than would the net asset value of a comparable diversified mutual fund.

    The Fund may from time to time invest a substantial portion of its assets in securities issued by smaller companies. Investments in smaller companies may involve greater price volatility and may have less market liquidity than equity securities of larger companies. See "Investment Objective and Policies -- Investment Policies and Risk Considerations."

    Under normal market conditions, the Fund may invest up to 35% of its total assets in debt securities, and may temporarily invest greater than 35% of its assets in such securities when the Investment Adviser believes that market conditions warrant a defensive investment posture. The value of debt securities typically varies inversely with changes in market interest rates. See "Investment Objective and Policies -- Investment Policies and Risk Considerations."

    The Fund may invest up to 10% of its total assets in securities of foreign issuers. Such investments involve risks not typically associated with investments in securities of domestic companies, including unfavorable changes in currency exchange rates, potential political and economic instability in such countries, limited liquidity and price volatility. See "Investment Objective and Policies -- Investment Policies and Risk Considerations."

    The Fund may employ investment techniques that are different from those employed by most other mutual funds (for example, selling securities short, investing in options and futures contracts and the employment of leverage). Each of these techniques involves unique risks. See "Investment Objective and Policies -- Investment Policies and Risk Considerations."

                              PURCHASE INFORMATION

    The Fund offers investors the choice among three Classes of shares, namely, Class A, Class B and Class C, which offer different sales charges and bear different expenses. See "Fees and Expenses" below. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial, given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. As more fully discussed below, Class I shares are also offered for sale but are available only to certain specified investors and not to the public generally.

    Investors making investments that, based upon the amount of the investment, would qualify for reduced Class A sales charges may wish to consider Class A shares, as opposed to Class B or Class C shares, which bear higher Rule 12b-1 charges. Other investors may wish to consider Class B or Class C shares because all of the purchase price is invested immediately. Orders for Class B shares for $250,000 or more will be treated as orders for Class A shares or declined. Sales personnel may receive different compensation depending on which Class of shares they sell.

    Class I shares are available for investments only by: (a) directors, officers, employees and consultants of the Fund (including partners and employees of outside legal counsel to the Fund), the Fund's investment adviser, Jundt Associates, Inc. (the "Investment Adviser") and the Fund's principal distributor, U.S. Growth Investments, Inc. (the "Distributor"), members of their immediate families, and their direct lineal ancestors and descendants; and (b) accounts for the benefit of any of the foregoing.

                               FEES AND EXPENSES

    The following fee and expense summary format was developed for use by all mutual funds to assist investors in making investment decisions. Of course, investors contemplating an investment in Fund shares should also consider other relevant factors, including the Fund's investment objective and historical performance.


                                                     CLASS A     CLASS B(a)    CLASS C
                                                     --------    ----------    --------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on Purchases.......   5.25%         NONE(b)     NONE(b)
  Sales Charge Imposed on Dividend Reinvestments..   NONE          NONE        NONE
  Maximum Deferred Sales Load (as a percentage of
    original purchase price or redemption
    proceeds, whichever is lower) (c).............   1.00%(d)      4.00%       1.00%
Annual Fund Operating Expenses (as a percentage of
 average net assets):
  Investment Advisory Fees (e)....................   1.30%         1.30%       1.30%
  12b-1 Fees......................................   0.25%         1.00%(b)    1.00%(b)
  Other Expenses (f)..............................   0.70%         0.73%       0.73%
                                                     --------    ----------    --------
Total Fund Operating Expenses (f).................   2.25%         3.03%       3.03%
                                                     --------    ----------    --------
                                                     --------    ----------    --------


------------------------

(a) Class B shares will convert automatically into Class A shares on their designated conversion date (the 15th day of each month or the next business day if the 15th is not a business day) immediately following the eighth anniversary of their sale. See "How to Buy Fund Shares."

(b) Class B and Class C shares are sold without a front-end sales charge; however, their higher 12b-1 fees may cause long-term Class B and Class C shareholders to pay more than the economic equivalent of the maximum permitted front-end sales charges.

(c) In addition to any applicable deferred sales loads, service agents may charge a nominal fee for effecting redemptions of Fund shares.

(d) A contingent deferred sales charge of 1% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "How to Buy Fund Shares -- Class A Shares."

(e) The fee paid by the Fund to the Investment Adviser is higher than the advisory fee paid by most other investment companies.

(f) Net of voluntary expense reimbursements by the Investment Adviser.

EXAMPLE:

    Investors would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:


                                                                 CLASS A (1)     CLASS B      CLASS C
                                                                -------------  -----------  -----------
One year......................................................    $      74     $      71    $      41
Three years...................................................          119           124           94


------------------------

(1) Numbers do not reflect the 1% contingent deferred sales charge that may be imposed on certain redemptions of Class A shares.

    Investors in Class B and Class C shares would pay the following expenses on the same investment, assuming no redemption at the end of each time period:


                                                                               CLASS B      CLASS C
                                                                             -----------  -----------
One year...................................................................   $      31    $      31
Three years................................................................          94           94


    The purpose of the fee and expense information set forth above is to assist investors in understanding the various costs and expenses that investors will bear directly or indirectly in each Class of the Fund's shares. More detailed information regarding these expenses is set forth under "Management of the Fund." THE FOREGOING INFORMATION REPRESENTS MANAGEMENT'S GOOD FAITH ESTIMATE OF FUND EXPENSES (NET OF VOLUNTARY EXPENSE REIMBURSEMENTS) DURING THE FIRST FULL FISCAL YEAR OF THE FUND'S OPERATIONS AND SHOULD NOT BE CONSIDERED REPRESENTATIONS OF ACTUAL EXPENSES, WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN.


    The Investment Adviser has voluntarily agreed to reimburse the Fund for certain expenses in excess of the percentage indicated in the above table incurred during the first full fiscal year of the Fund's operations. Thereafter, such voluntary expense reimbursements may be discontinued or modified in the Investment Adviser's sole discretion. Absent such voluntary expense reimbursements, the Investment Adviser estimates that the Fund's Class A, Class B and Class C shares would incur Other Expenses of approximately 2.72%, 2.75% and 2.75%, respectively, and Total Fund Operating Expenses of approximately 4.27%, 5.05%, and 5.05%, respectively.

                       INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective and certain other specifically designated investment policies and restrictions are deemed to be "fundamental" and, as such, may not be changed except by a vote of shareholders owning a "majority of the outstanding voting securities" of the Fund (as defined in the Investment Company Act). Except for the Fund's investment objective and the policies and restrictions that are specifically designated as "fundamental," each of the Fund's investment policies and restrictions are "non-fundamental" and, as such, may be changed or eliminated by the Company's Board of Directors without any vote by Fund shareholders. If a percentage limitation set forth in any of the following investment policies and restrictions is adhered to at the time a transaction is effected, later changes in the percentage resulting from changes in value or in the number of outstanding securities of the issuer will not be considered a violation.

INVESTMENT OBJECTIVE

    The Fund's investment objective is long-term capital appreciation. Income is not a consideration in the selection of investments and is not an objective of the Fund. Like all mutual funds, attainment of the Fund's investment objective cannot be assured.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

    The Fund is a non-diversified mutual fund that, in normal market conditions, will maintain a core investment portfolio of 20 to 30 common stocks. In selecting investments for the Fund's portfolio, the Investment Adviser will employ a fundamental "bottom up" approach in seeking to identify companies with strong earnings growth potential. Securities generally will be selected without regard to industry sectors, market capitalization or other defined selection procedures. Realization of current income will not be a consideration in the selection of investments for the Fund.

    The Fund may employ investment techniques that are different from those employed by most other mutual funds (for example, selling securities short, investing in options and futures contracts and the employment of leverage). Each of these techniques, described below, involves unique risks. The Statement of Additional Information contains more detailed information about these investment techniques, including limitations designed to reduce these risks.

    The net asset value of the Fund will fluctuate with changes in the value of its portfolio securities. The Fund should be viewed as a long-term investment suitable for investors seeking long-term capital appreciation. The Fund is not intended to provide a trading vehicle for investors who wish to profit from short-term swings in the stock market.

    INVESTMENTS IN SMALLER COMPANIES. The Fund may from time to time invest a substantial portion of its assets in securities issued by smaller companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

    SHORT SALES. When the Investment Adviser anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.

    All short sales must be fully collateralized, and the Fund may not sell securities short if, immediately after and as a result of the sale, the value of all securities sold short by the Fund exceeds 25% of the Fund's total assets. In addition, the Fund limits short sales of any one issuer's securities to 5% of the Fund's total assets and to 5% of any one class of the issuer's securities.

    FOREIGN SECURITIES. The Fund may invest up to 10% of the value of its total assets in securities of foreign issuers. The Fund may only purchase foreign securities that are represented by American Depository Receipts listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System. Interest or dividend payments on such securities may be subject to foreign withholding taxes. The Fund's investments in foreign securities involve considerations and risks not typically associated with investments in securities of domestic companies, including unfavorable changes in currency exchange rates, reduced and less reliable information about issuers and markets, different accounting standards, illiquidity of securities and markets, local economic or political instability and greater market risk in general.

    DEBT SECURITIES. In normal market conditions, the Fund may invest up to 35% of its total assets in "investment grade" debt securities, and in abnormal market conditions, when the Investment Adviser believes that a defensive investment posture is warranted, the Fund may invest without limitation in "investment grade" debt securities. In addition, the Fund may invest in non-investment grade "convertible" debt securities. See "Convertible Securities."

    Debt securities are deemed to be "investment grade" if rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P"), or if unrated that are judged by the Investment Adviser to be of comparable quality. Securities rated Baa or BBB (and similar unrated securities) lack outstanding investment characteristics, have speculative characteristics, and are subject to greater credit and market risks than higher-rated securities. The Fund will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although the Investment Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.

    CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security (a bond or preferred stock) may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income from common stocks but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuer's common stock. The Fund may invest in non "investment grade" convertible debt securities. Non-investment grade debt securities (sometimes referred to as "junk bonds") are considered speculative and may be in poor credit standing or even in default as to payments of principal or interest. Moreover, such securities generally are less liquid than investment grade debt securities.

    DEFENSIVE STRATEGIES. At times, the Investment Adviser may judge that market conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Investment Adviser may temporarily use defensive strategies primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these strategies, the Fund may temporarily invest up to 100% of its assets in U.S. Government securities, other "high-quality" debt securities (securities rated A or higher by Moody's and/or S&P or judged by the Investment Adviser to be of comparable quality) and other securities the Investment Adviser believes to be consistent with the Fund's best interests.

    ZERO-COUPON BONDS. The Fund may at times invest in "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The values of zero-coupon bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

    BORROWING AND LEVERAGE. The Fund may borrow money to invest in additional portfolio securities. This practice, known as "leverage," increases the Fund's market exposure and its risk. When the Fund has borrowed money for leverage and its investments increase or decrease in value, the Fund's net asset value will normally increase or decrease more than if it had not borrowed money. In addition, the interest the Fund must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which the Fund will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on the Investment Adviser's ability to predict market movements correctly. The Fund may at times borrow money by means of reverse repurchase agreements. Reverse repurchase agreements generally involve the sale by the Fund of securities held by it and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. Reverse repurchase agreements will increase the Fund's overall investment exposure and may result in losses. The amount of money borrowed by the Fund for leverage may generally not exceed one-third of the Fund's assets (including the amount borrowed).

    OPTIONS AND FUTURES. The Fund may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. In addition, through the purchase and sale of future contracts and related options, the Fund may at times seek to hedge against fluctuations in net asset value and to attempt to increase its investment return.

    The Fund's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that the Fund will be able to utilize these instruments effectively for the purposes stated above. Options and futures transactions involve certain risks which are described below and in the Statement of Additional Information.

    Transactions in options and futures contracts involve brokerage costs and may require the Fund to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information.

    INDEX FUTURES AND OPTIONS. The Fund may buy and sell index futures contracts ("index futures") and options on index futures and on indices (or may purchase investments whose values are based on the value from time to time of one or more securities indices) for hedging purposes. An index future is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Fund enters into and terminates an index futures or option transaction, the Fund realizes a gain or loss. The Fund may also buy and sell index futures and options to increase its investment return.

    RISKS RELATED TO OPTIONS AND FUTURES STRATEGIES. Options and futures transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by the Fund that are the subject of a hedge. The successful use by the Fund of the strategies described above further depends on the ability of the Investment Adviser to forecast market movements correctly. Other risks arise from the Fund's potential inability to close out futures or options positions. Although the Fund will enter into options or futures transactions only if the Investment Adviser believes that a liquid secondary market exists for such option or futures contracts, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, certain provisions of the Internal Revenue Code may limit the Fund's ability to engage in options and futures transactions.

    The Fund expects that its options and futures transactions generally will be conducted on recognized exchanges. The Fund may in certain instances purchase and sell options in the over-the-counter markets. The Fund's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options, and such transactions also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. The Fund will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Investment Adviser, the pricing mechanism and liquidity of over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

    Consistent with the rules and regulations of the Commodity Futures Trading Commission exempting the Fund from regulation as a "commodity pool," the Fund will not purchase or sell futures contracts or related options if, as a result, the sum of the initial margin deposit on the Fund's existing futures and related options positions and premiums paid for options on futures contracts entered into for other than bona fide hedging purposes would exceed 5% of the Fund's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

    NON-DIVERSIFICATION AND SECTOR CONCENTRATION. As a "non-diversified" fund, the Fund may invest its assets in a more limited number of issuers than may other investment companies. Under the Internal Revenue Code, however, the Fund may not invest more than 25% of its assets in obligations of any one issuer other than U.S. Government obligations and, with respect to 50% of its total assets, may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities). Thus, as a non-diversified fund, the Fund may invest up to 25% of its total assets in the securities of each of any two issuers. This practice involves an increased risk of loss to the Fund if the market value of a security should decline or its issuer were otherwise not to meet its obligations.

    At times the Fund may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Fund would only concentrate its investments in a particular market sector if the Investment Adviser were to believe the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector. When the Fund concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Fund than if it had not concentrated its assets in that sector.

    SECURITIES LOANS AND REPURCHASE AGREEMENTS. The Fund may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral.

    PORTFOLIO TURNOVER. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. The Fund's investment policies may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the investments held by the Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. During the initial year of the Fund's operations, the Fund's portfolio turnover is expected to exceed 100%.

INVESTMENT RESTRICTIONS

    In addition to the investment policies set forth above, the Fund has adopted certain fundamental investment restrictions (set forth in their entirety in the Statement of Additional Information), which may not be amended without the vote of a "majority of the outstanding voting securities" of the Fund (as defined in the Investment Company Act). These restrictions prohibit the Fund, among other matters, from: (a) investing more than 25% of its total assets in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries); or
(b) borrowing money, except from banks for temporary or emergency purposes or as required in connection with otherwise permissible leverage activities and then only in an amount not in excess of one-third of the value of the Fund's total assets. Additionally, the Fund has adopted certain non-fundamental investment restrictions (also set forth in their entirety in the Statement of Additional Information), which may be changed by the Company's Board of Directors without the approval of the Fund's shareholders. According to these restrictions, the Fund, among other matters, may not invest more than 15% of its net assets in illiquid securities.

BROKERAGE AND PORTFOLIO TRANSACTIONS

    Subject to policies established by the Company's Board of Directors, the Investment Adviser is responsible for investment decisions and for the execution of the Fund's portfolio transactions. The Fund has no obligation to deal with any particular broker or dealer in the execution of transactions in portfolio securities. In executing such transactions, the Investment Adviser seeks to obtain the best price and execution for its transactions. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission.

    Where best price and execution may be obtained from more than one broker or dealer, the Investment Adviser may, in its discretion, purchase and sell securities through brokers or dealers who provide research, statistical and other information to the Investment Adviser. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under its investment advisory agreement with the Fund and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser in providing services to clients other than the Fund. Conversely, such information provided to the Investment Adviser by brokers and dealers through whom other clients of the Investment Adviser effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

    Consistent with the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD"), the Investment Adviser may also consider distribution of Fund shares when allocating Fund portfolio transactions between or among brokers and dealers that otherwise offer best price and execution.

    The Fund will not purchase securities from, or sell securities to, the Investment Adviser.

    Certain other clients of the Investment Adviser have investment objectives and policies similar to those of the Fund. The Investment Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular investment by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for the investments being purchased or the supply of investments being sold, there may be an adverse effect on price or quantity. In addition, it is possible that the number of options or futures transactions that the Fund may enter into may be affected by options or futures transactions entered into by other investment advisory clients of the Investment Adviser. It is the policy of the Investment Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Investment Adviser to the accounts involved, including the Fund. When two or more of the clients of the Investment Adviser (including the Fund) are purchasing or selling the same security on a given day from, to or through the same broker-dealer, such transactions may be averaged as to price.

                             MANAGEMENT OF THE FUND

    The Company's Board of Directors is responsible for the overall management and operation of the Fund. The Fund's officers are responsible for the day-to-day operations of the Fund under the supervision of the Company's Board of Directors.

INVESTMENT ADVISER

    Pursuant to an Investment Advisory Agreement with the Fund (the "Investment Advisory Agreement"), the Investment Adviser serves as the Fund's investment adviser and, as such, is responsible for the overall management of the Fund's investment portfolio. The Investment Adviser was incorporated in December 1982. As of October 31, 1997, the Investment Adviser managed approximately $1 billion of assets for the Fund, The Jundt Growth Fund, Inc., Jundt U.S. Emerging Growth Fund, Jundt Opportunity Fund and other institutional clients.

    Under the Investment Advisory Agreement, the Fund pays the Investment Adviser a monthly fee equal on an annual basis to 1.30% of the Fund's average daily net assets. This fee is higher than the advisory fee paid by most other investment companies.

    James R. Jundt serves as director, Chairman of the Board, Chief Executive Officer and Secretary of the Investment Adviser and beneficially owns 95% of the Investment Adviser's capital stock. Mary Joann Jundt, wife of James R. Jundt, is the trustee of a trust that beneficially owns the remaining 5% of the Investment Adviser's capital stock. The current beneficiaries of the trust are the children of Mr. and Mrs. Jundt (including Marcus E. Jundt, Vice Chairman of the Board and a director of the Investment Adviser) and the issue of such children. Mrs. Jundt votes the shares owned by the trust.

PORTFOLIO MANAGERS

    The Investment Adviser has no formal investment committee. All investment decisions are made by one or more of the firm's four portfolio managers: James
R. Jundt, Donald M. Longlet, Thomas L. Press and Marcus E. Jundt. The Investment Adviser places significant emphasis on the team approach in conducting its portfolio management activities. The portfolio managers confer frequently throughout the typical business day as to investment opportunities, and most investment decisions are made after consultation with the other portfolio managers.

    James R. Jundt, CFA, began his investment career in 1964 with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), New York, New York, as a security analyst before joining Investors Diversified Services, Inc. (now known as American Express Financial Advisers, Inc.) in Minneapolis, Minnesota in 1969, where he served in analytical and portfolio management positions until 1979. From 1979 to 1982, Mr. Jundt was a portfolio manager for St. Paul Advisers, Inc. ("St. Paul Advisers," subsequently known as AMEV Advisers, Inc. and now known as Fortis Advisers, Inc.) in Minneapolis. In December 1982, Mr. Jundt left St. Paul Advisers and founded the Investment Adviser. He has served as Chairman of the Board, President and Chief Executive Officer and a portfolio manager of The Jundt Growth Fund, Inc. since 1991 and of the Company since 1995. Mr. Jundt has approximately 34 years of investment experience. Mr. Jundt also serves as a Director and Chairman of the Distributor.

    Donald M. Longlet, CFA, began his investment career in 1968 with Northwestern National Bank of Minneapolis (now known as Norwest Bank Minnesota, National Association), where he served as a security analyst and portfolio manager until 1982. Mr. Longlet worked as a portfolio manager for AMEV Advisers, Inc. (now known as Fortis Advisers, Inc.) from 1983 until 1989, when he joined the Investment Adviser as a portfolio manager. He has served as Vice President and Treasurer and a portfolio manager of The Jundt Growth Fund, Inc. since 1991 and of the Company since 1995. Mr. Longlet has approximately 30 years of investment experience.


    Thomas L. Press was a Senior Vice President of Investment Advisers, Inc. in Minneapolis and Co-Manager of the IAI Emerging Growth Fund from 1992 until 1993, when he joined the Investment Adviser as a portfolio manager. From 1987 to 1992, Mr. Press was a Vice President, Institutional Sales in the Chicago office of Morgan Stanley & Co., Inc., and prior thereto was an institutional salesman and trader in the Chicago office of Salomon Brothers Inc. He has served as a portfolio manager of The Jundt Growth Fund, Inc. since 1993 and of the Company since 1995. Mr. Press has approximately 13 years of investment experience. Mr. Press also serves as a Director, President, Secretary and Treasurer of the Distributor.

    Marcus E. Jundt has been a portfolio manager for the Investment Adviser since 1992. Mr. Jundt was employed as a research analyst for Victoria Investors in New York, New York from 1988 to 1992, and from 1987 to 1988 was employed by Cargill Investor Services, Inc., where he worked on the floor of the Chicago Mercantile Exchange. He has served as a portfolio manager of The Jundt Growth Fund, Inc. since 1992 and of the Company since 1995. Mr. Jundt has approximately 11 years of investment and related experience.


ADMINISTRATOR


    Under the terms of an Administration Agreement between Princeton Administrators, L.P. (the "Administrator") and the Fund (the "Administration Agreement"), the Administrator performs or arranges for the performance of certain administrative services (I.E., services other than investment advice and related portfolio activities) necessary for the operation of the Fund, including, but not limited to, maintaining certain of the books and records of the Fund, preparing or reviewing certain reports and other documents required by United States federal, state and other applicable laws and regulations to maintain the registration of the Fund and its shares and providing the Fund with administrative office facilities. For the services rendered to the Fund and the facilities furnished, the Fund pays the Administrator a monthly fee equal to the greater of: (a) $40,000 per annum; or (b) an annual rate equal to .20% of the Fund's average daily net assets up to $600 million and .175% of the Fund's average daily net assets in excess of $600 million. The principal address of the Administrator is P.O. Box 9095, Princeton, New Jersey 08543. The Administrator is an affiliate of Merrill Lynch.


THE DISTRIBUTOR; RULE 12b-1 DISTRIBUTION PLANS

    Pursuant to a Distribution Agreement by and between the Fund's principal distributor, U.S. Growth Investments, Inc. (the "Distributor") and the Fund, the Distributor serves as the principal underwriter of each Class of the Fund's shares. Additionally, the Fund has adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act with respect to its Class A, Class B and Class C shares, pursuant to which each such Class pays the Distributor certain fees in connection with the distribution of shares of such Class and/or the maintenance of shareholder accounts.

    Under its Distribution Plan, each of Class A, Class B and Class C pays the Distributor a Rule 12b-1 "account maintenance fee" equal on an annual basis to
 .25% of the average daily net assets attributable to each such Class. This account maintenance fee is designed to compensate the Distributor and certain broker-dealers and financial institutions with which the Distributor has entered into selling arrangements for the provision of certain services to the holders of Fund shares, including, but not limited to, answering shareholder questions, providing shareholders with reports and other information and providing various other services relating to the maintenance of shareholder accounts.

    The Distribution Plans of Class B and Class C provide for the additional payment of a Rule 12b-1 "distribution fee" to the Distributor, equal on an annual basis to .75% of the average daily net assets attributable to each such Class. This fee is designed to compensate the Distributor for advertising, marketing and distributing the Class B and Class C shares, including the provision of initial and ongoing sales compensation to the Distributor's sales representatives and to other broker-dealers and financial institutions with which the Distributor has entered into selling arrangements.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN; SUBACCOUNTING AGENTS

    Investors Fiduciary Trust Company (the "Transfer Agent"), 801 Pennsylvania, Kansas City, Missouri 64105, serves as the Fund's transfer agent and dividend disbursing agent. Norwest Bank Minnesota, N.A., Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, serves as the Fund's custodian. In addition, the Fund compensates certain broker-dealers that sell Fund shares for performing various accounting and administrative services with respect to large street-name accounts maintained by such broker-dealers.

                             HOW TO BUY FUND SHARES

ALTERNATIVE PURCHASE ARRANGEMENTS

    The Fund offers investors the choice among three Classes of shares, namely, Class A, Class B and Class C, which offer different sales charges and bear different expenses. THE FUND'S CLASS I SHARES ARE OFFERED FOR SALE EXCLUSIVELY TO CERTAIN SPECIFIED INVESTORS AND ARE NOT OFFERED FOR SALE TO THE GENERAL PUBLIC. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

    As more fully set forth below, a broker-dealer or financial institution may receive different levels of compensation depending upon which Class of shares is sold. In addition, the Distributor from time to time may pay certain additional cash incentives of up to $100 and/or non cash incentives to its investment executives and other broker-dealers and financial institutions in consideration of their sales of Fund shares. In some instances, other incentives may be made available only to selected broker-dealers and financial institutions, based on objective standards developed by the Distributor, to the exclusion of other broker-dealers and financial institutions. The Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of Fund shares.

GENERAL PURCHASE INFORMATION

    The minimum initial investment is $1,000, and the minimum additional investment is $50. The Fund may waive or reduce these minimums for certain retirement and employee savings plans or custodial accounts for the benefit of minors. The Fund's shares may be purchased at their public offering price (see below) from the Distributor, from the Transfer Agent, from other broker-dealers who are members of the NASD and who have selling agreements with the Distributor, and from certain financial institutions that have selling agreements with the Distributor.

    When purchasing Fund shares, investors must specify which Class of shares is being purchased. If no Class is specified, the order will be deemed an investment in Class A shares.

    When orders are placed for shares of the Fund, the public offering price used for the purchase will be the net asset value per share next determined, plus the applicable sales charge, if any. If an order is placed with the Distributor or other broker-dealer, the broker-dealer is responsible for promptly transmitting the order to the Fund.

    Shares of the Fund may be purchased by opening an account either by mail or by phone. Shares are deemed to be purchased as of the time of determination of the Fund's net asset value on the day the purchase order for the purchase of its shares is received in good form and accepted by the Fund.

    No share certificates will be issued by the Fund.

    An investor who may be interested in having shares redeemed shortly after purchase should consider making unconditional payment by certified check or other means approved in advance by the Distributor. Payment of redemption proceeds will be delayed as long as necessary to verify by expeditious means that the purchase payment has been or will be collected. Such period of time typically will not exceed 15 days.

    AUTOMATIC INVESTMENT PLAN. Investors may make systematic investments in fixed amounts automatically on a monthly basis through the Fund's Automatic Investment Plan. Additional information is available from the Distributor.

    PURCHASES BY MAIL. To open an account by mail, complete the general authorization form attached to this Prospectus, and mail it, along with a check payable to "Jundt Twenty-Five Fund" to:

       c/o National Financial Data Services
       P.O. Box 419168
       Kansas City, MO 64141-6168

    You may not purchase shares with a third party check.

    PURCHASES BY TELEPHONE. To open an account by telephone, call (800) 370-0612 to obtain an account number and instructions. Information concerning the account will be taken over the phone. The investor must then request a commercial bank with which he or she has an account and which is a member of the Federal Reserve System to transmit Federal Funds by wire to the Fund as follows:

       State Street Bank & Trust Company, ABA #011000028
       For credit of: Jundt Twenty-Five Fund
       Account No.: 9905-154-2
       Account Number: (assigned by telephone)

    Information on how to transmit Federal Funds by wire is available at any national bank or any state bank that is a member of the Federal Reserve System. The bank may charge the shareholder for the wire transfer. The investor will be required to complete the general authorization form attached to this Prospectus and mail it to the Fund after making the initial telephone purchase.

    PURCHASES BY TAX-DEFERRED RETIREMENT PLANS. Individual investors may establish an account in the Fund as an Individual Retirement Account ("IRA"). IRAs allow such investors to save for retirement and shelter their investment income from current taxes. Investors should consult with their tax advisors to determine if they qualify to deduct all or part of any IRA contribution for purposes of federal and state income tax returns.

    Fund shares may also be purchased as an investment for other qualified retirement plans in which investors participate, such as profit-sharing and money purchase plans, 401(k) programs, 403(b) plans, Simplified Employer Pension
(SEP) Plans and others. Such investors should consult their employers or plan administrators before investing.

CLASS A SHARES -- INITIAL SALES CHARGE ALTERNATIVE

    The public offering price of Class A shares of the Fund is their next determined net asset value plus the applicable front-end sales charge ("FESC"). The Fund receives the net asset value. The FESC varies depending on the size of the purchase and is allocated between the Distributor and other broker-dealers. The current FESC schedule is as follows:

                                                                   FRONT-END SALES CHARGE
                                                               -------------------------------
                                                                 (AS A % OF                     DEALER REALLOWANCE
                                                                  OFFERING       (AS A % OF         (AS A % OF
AMOUNT OF INVESTMENT                                               PRICE)      NET INVESTMENT)   OFFERING PRICE)
-------------------------------------------------------------  --------------  ---------------  ------------------
Less than $25,000............................................         5.25%            5.54%             4.50%
$25,000 but less than $50,000................................         4.75%            4.99%             4.25%
$50,000 but less than $100,000...............................         4.00%            4.17%             3.50%
$100,000 but less than $250,000..............................         3.00%            3.09%             2.50%
$250,000 but less than $1,000,000............................         2.00%            2.04%             1.75%
$1,000,000 and greater.......................................         NONE*            NONE*            *

------------------------

* On any sale of Class A shares to an investor in the amount of $1 million or more, the Distributor will pay the dealer a commission equal to 1% of the amount of that sale that is less than $2.5 million, .50% of the amount of the sale that equals or exceeds $2.5 million but is less than $5 million and .25% of the sale that equals or exceeds $5 million. Although such purchases are not subject to a FESC, a contingent deferred sales charge ("CDSC") of 1% will be imposed at the time of redemption if redeemed within one year. See "How to Redeem Fund Shares -- Contingent Deferred Sales Charge."

    In connection with the distribution of the Fund's Class A shares, the Distributor receives all applicable sales charges. The Distributor, in turn, pays other broker-dealers selling such shares the "dealer reallowance" set forth above and an annual fee of 0.25% of the amount invested that begins to accrue one year after the shares are sold. In the event that shares are purchased by a financial institution acting as agent for its customers, the Distributor or the broker-dealer with whom such order was placed may pay all or part of its dealer reallowance to such financial institution in accordance with agreements between such parties.

    SPECIAL PURCHASE PLANS -- REDUCED SALES CHARGES. Certain investors (or groups of investors) may qualify for reductions in, or waivers of, the sales charges shown above. Investors should contact their broker-dealer or the Fund for details about the Combined Purchase Privilege, Cumulative Quantity Discount and Letter of Intention plans. Descriptions are also included in the authorization form and in the Statement of Additional Information. These special purchase plans may be amended or eliminated at any time by the Distributor without notice to existing Fund shareholders.

    RULE 12b-1 FEES. Class A shares are subject to a Rule 12b-1 account maintenance fee payable at an annual rate of .25% of the average daily net assets of the Fund attributable to Class A shares. For additional information about this fee, see "Management of the Fund -- The Distributor; Rule 12b-1 Distribution Plans."

    WAIVER OF SALES CHARGES. Class A shares will be issued at net asset value, and not subject to a FESC or CDSC, if the purchase of such shares is funded by the proceeds from the redemption of shares of any unrelated open-end investment company that charges a sales charge. In order to exercise this privilege, the purchase order must be received by the Fund within 60 days after the redemption of shares of the unrelated investment company. Class A shares also will be issued at their net asset value, and not subject to a FESC or CDSC, to the following categories of investors:

    - Investment executives and other employees of broker-dealers and financial institutions that have entered into agreements with the Distributor for the distribution of Fund shares, employees of contractual service providers to the Fund, and parents and immediate family members of such persons.

    - Trust companies and bank trust departments for funds held in a fiduciary, agency, advisory, custodial or similar capacity.

    - States and their political subdivisions, and instrumentalities, departments, authorities and agencies of states and their political subdivisions.

    - Registered investment advisers and their investment advisory clients.

    - Employee benefit plans qualified under Section 401(a) of the Code (which does not include Individual Retirement Accounts) and custodial accounts under Section 403(b)(7) of the Code (also known as tax-sheltered annuities).

CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

    The public offering price of Class B shares of the Fund is the net asset value of the Fund's shares. Class B shares are sold without an FESC at the time of purchase so that the Fund receives the full amount of the investor's purchase. However, a CDSC of up to 4% will be imposed if shares are redeemed within six years of purchase. For additional information, see "How to Redeem Fund Shares -- Contingent Deferred Sales Charge." In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The CDSC will depend on the number of years since the purchase was made, according to the following table, and will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption.

                                                                             CONTINGENT DEFERRED SALES CHARGE
                                                                           (AS A PERCENTAGE OF AMOUNT SUBJECT TO
REDEMPTION DURING                                                                         CHARGE)
----------------------------------------------------------------------  -------------------------------------------
1st Year Since Purchase...............................................                          4%
2nd Year Since Purchase...............................................                          4%
3rd Year Since Purchase...............................................                          3%
4th Year Since Purchase...............................................                          3%
5th Year Since Purchase...............................................                          2%
6th Year Since Purchase...............................................                          1%
Thereafter............................................................                        None

    Proceeds from the CDSC are paid to the Distributor and are used to defray expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of Class B shares, such as the payment of compensation to selected broker-dealers, and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enable the Fund to sell the Class B shares without deduction of a FESC at the time of purchase. Although Class B shares are sold without a FESC, the Distributor pays a sales commission equal to 4% of the amount invested to broker-dealers who sell Class B shares and an annual fee of 0.25% of the amount invested that begins to accrue one year after the shares are sold. Orders for Class B shares of $250,000 or more will be treated as orders for Class A shares or declined.

    RULE 12b-1 FEES. Class B shares are subject to a Rule 12b-1 account maintenance fee payable at an annual rate of .25% of the average daily net assets of the Fund attributable to Class B shares and a Rule 12b-1 distribution fee payable at an annual rate of .75% of the average daily net assets attributable to Class B shares. The higher Rule 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Management of the Fund -- The Distributor; Rule 12b-1 Distribution Plans."

    CONVERSION FEATURE. On the "designated conversion date" (the 15th day of each month, or the next business day if the 15th day is not a business day) following the eighth anniversary of their sale, Class B shares (including a pro rata portion of the shares of the Fund received in connection with dividend and distribution reinvestments) will automatically convert to Class A shares and will no longer be subject to the higher Rule 12b-1 fees attributable to Class B shares. Such conversion will be on the basis of the relative net asset values of the two Classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exercise of the "reinstatement privilege" will convert into Class A shares based on the time of the original purchase of Class B shares. See "How to Redeem Fund Shares -- Reinstatement Privilege." The conversion of Class B shares into Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service that payment of different dividends by each of the Classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and that such conversions do not constitute taxable events for federal tax purposes. There can be no assurance that such ruling will continue to be available, and the conversion of Class B shares into Class A shares will not occur if such ruling is not available at the time conversion is due. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES -- LEVEL LOAD ALTERNATIVE

    The public offering price of Class C shares of the Fund is the net asset value of the Fund's shares. Class C shares are sold without a FESC at the time of purchase so that the Fund receives the full amount of the investor's purchase. However, a CDSC of 1% will be imposed if shares are redeemed within one year of purchase. For additional information, see "How to Redeem Fund Shares -- Contingent Deferred Sales Charge." In addition, Class C shares are subject to higher Rule 12b-1 fees as described below.

    Proceeds from the CDSC are paid to the Distributor and are used to defray expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of Class C shares, such as the payment of compensation to selected broker-dealers, and for selling Class C shares. The combination of the CDSC and the Rule 12b-1 fee enable the Fund to sell the Class C shares without deduction of a FESC at the time of purchase. Although Class C shares are sold without a FESC, the Distributor pays a sales commission equal to 1% of the amount invested to broker-dealers who sell Class C shares at the time the shares are sold and an annual fee of 1% of the amount invested that begins to accrue one year after the shares are sold.

    RULE 12b-1 FEES. Class C shares are subject to a Rule 12b-1 account maintenance fee payable at an annual rate of .25% of the average daily net assets of the Fund attributable to Class C shares and a

Rule 12b-1 distribution fee payable at an annual rate of .75% of the average daily net assets attributable to Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Management of the Fund -- The Distributor; Rule 12b-1 Distribution Plans."

    As between Class B and Class C shares, an investor that anticipates an investment in the Fund of longer than six years (the CDSC period applicable to Class B shares) would conclude that Class B shares are preferable to Class C shares because the Class B shares will automatically convert to Class A shares (to which lower Rule 12b-1 fees apply) after eight years. However, an investor with an anticipated investment time frame of less than six years (or with an uncertain time frame) may choose Class C shares because of the larger and longer-term CDSC applicable to Class B shares.

                           HOW TO REDEEM FUND SHARES

    The Fund will redeem its shares in cash at the net asset value per share next determined after receipt of a shareholder's written request for redemption in good order. If shares for which payment has been collected are redeemed, payment will be made within three days. Shareholders that own more than one Class of the Fund's shares should clearly specify the Class or Classes of shares being redeemed.

    The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed directly through the Transfer Agent. Service agents may charge a nominal fee for effecting redemptions of Fund shares. It is the responsibility of each service agent to transmit redemption orders to the Transfer Agent. The value of shares redeemed may be more or less than their original cost depending upon the then-current net asset value of the Class being redeemed.

    The Fund may suspend this right of redemption and may postpone payment only when the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the New York Stock Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors.

    Although the Fund has no current intention of doing so, the Fund reserves the right to redeem its shares in kind. However, the Fund will pay in cash all redemption requests by any shareholder that, during any 90-day period, amount to no more than the lesser of: (a) $250,000; or (b) 1% of the Fund's net asset value at the beginning of such 90-day period. If a redemption were made in kind, a shareholder would incur transaction costs in disposing of any securities received.

    The Fund expects to redeem all of the shares of any shareholder whose account has remained below $1,000 as a result of redemptions for at least 60 days after the mailing to the shareholder of a notice of intention to redeem.

SIGNATURE GUARANTEES

    Certain requests must include a signature guarantee. Signature guarantees are designed to protect shareholders and the Fund from fraud. A request to sell shares must be made in writing and include a signature guarantee if any of the following situations apply:

    - A shareholder request in writing to redeem more than $50,000 worth of shares,

    - A shareholder's account registration or address has changed within the last 30 days,

    - The check is being mailed to a different address than the one on the account (record address),

    - The check is being made payable to someone other than the account owner, or

    - The redemption or exchange proceeds are being transferred to an account with a different registration.

    A shareholder should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. The Fund reserves the right to waive the requirement of a signature guarantee in certain limited circumstances. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

CONTINGENT DEFERRED SALES CHARGE

    The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No CDSC will be imposed on any redeemed shares that have been held for longer than the applicable CDSC period or to the extent the value of any redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed.

    In determining whether a CDSC is applicable to any redemption, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, it will be assumed that a redemption of Class B or Class C shares is made first of shares representing reinvestment of dividends and capital gains distributions and then of remaining shares held by the shareholder for the longest period of time. If a shareholder owns Class A and Class B shares, then absent a shareholder choice to the contrary, Class B shares not subject to a CDSC will be redeemed in full prior to any redemption of Class A shares not subject to a CDSC.

    The CDSC does not apply to: (a) redemption of shares when the Fund exercises its right to liquidate accounts which are less than the minimum account size;
(b) redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Code; and (c) redemptions representing a minimum required distribution from an individual retirement account processed under a systematic withdrawal plan.

REINSTATEMENT PRIVILEGE

    The Distributor, upon notification, intends to provide, out of its own assets, a pro rata refund of any CDSC paid in connection with a redemption of shares of the Fund (by crediting such refunded CDSC to such shareholder's account) if, within 90 days of such redemption, all or any portion of the redemption proceeds are reinvested in shares of the same Class of the Fund. Any reinvestment within 90 days of a redemption with respect to which the CDSC was paid will be made without the imposition of a FESC but will be subject to the same CDSC to which such amount was subject prior to the redemption. The CDSC period will run from the original investment date of the redeemed shares but will be extended by the number of days between the redemption date and the reinvestment date.

EXCHANGE PRIVILEGE

    Except as described below, shareholders may exchange some or all of their Fund shares for shares of The Jundt Growth Fund, Inc., Jundt U.S. Emerging Growth Fund or Jundt Opportunity Fund, provided that the shares to be acquired in the exchange are eligible for sale in the shareholder's state of residence. Class A shareholders may exchange their shares for Class A shares (or Class I shares, if the shareholder is eligible to purchase Class I shares) of The Jundt Growth Fund, Inc. or for Class A shares of Jundt U.S. Emerging Growth Fund or Jundt Opportunity Fund, Class B shareholders may exchange their shares for Class B shares of The Jundt Growth Fund, Inc., Jundt U.S. Emerging Growth Fund or Jundt Opportunity Fund, and Class C shareholders may exchange their shares for Class C shares of The Jundt Growth Fund, Inc., Jundt U.S. Emerging Growth Fund or Jundt Opportunity Fund.

    The minimum amount which may be exchanged is $1,000. Exchanges will be effected on the basis of the relative net asset values of each Fund. If a shareholder exchanges shares of the Fund that are subject to a CDSC for shares of another Jundt mutual fund, the transaction will not be subject to a CDSC. However, when shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC. There is no specific time limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. The Investment Adviser reserves the right to prohibit excessive exchanges (more than four per quarter). The Distributor reserves the right, upon 60 days' prior notice, to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, exchanges. An exchange is considered a sale of shares on which the investor may realize a capital gain or loss for income tax purposes. A shareholder may place exchange requests directly with the Fund, through the Distributor or through other broker-dealers. An investor considering an exchange should obtain a prospectus of the Jundt mutual fund being acquired and should read such prospectus carefully. Contact the Fund, the Distributor or any of such other broker-dealers for further information about the exchange privilege.

EXPEDITED REDEMPTIONS

    The Fund offers several expedited redemption procedures, described below, which allow a shareholder to redeem Fund shares at net asset value (less any applicable CDSC) determined on the same day that the shareholder placed the request for redemption of those shares. Pursuant to these expedited redemption procedures, the Fund's shares will be redeemed at their net asset value (less any applicable CDSC) next determined following the Fund's receipt of the redemption request. The Fund reserves the right at any time to suspend or terminate the expedited redemption procedures or to impose a fee for this service. There is currently no additional charge to the shareholder for use of the Fund's expedited redemption procedures.

    EXPEDITED TELEPHONE REDEMPTION. Shareholders redeeming at least $1,000 and no more than $25,000 of shares may redeem by telephoning the Fund directly at
(800) 370-0612. The applicable section of the authorization form must have been completed by the shareholder and filed with the Fund before the telephone request is received. The Fund will employ reasonable procedures to confirm that telephone instructions are genuine, including requiring that payment be made only to the shareholder's address of record or to the bank account designated on the authorization form and requiring certain means of telephonic identification. If the Fund fails to employ such procedures, it may be liable for any losses suffered by shareholders as a result of fraudulent instructions. The proceeds of the redemption will be paid by check mailed to the shareholder's address of record or, if requested at the time of redemption, by wire to the bank designated on the authorization form.

    EXPEDITED REDEMPTIONS THROUGH CERTAIN BROKER-DEALERS. Certain broker-dealers who have sales agreements with the Distributor may allow their customers to effect an expedited redemption of shares of the Fund purchased through such a broker-dealer by notifying the broker-dealer of the amount of shares to be redeemed. The broker-dealer is then responsible for promptly placing the redemption request with the Fund on the customer's behalf. Payment will be made to the shareholder by check or wire sent to the broker-dealer. Broker-dealers offering this service may impose a fee or additional requirements for such redemptions.

MONTHLY CASH WITHDRAWAL PLAN

    An investor who owns or buys shares of the Fund valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. The applicable CDSC may apply to monthly redemptions of Class A, Class B or Class C shares. However, the CDSC will be waived for redemptions representing a minimum required distribution from an Individual Retirement Account processed under a Withdrawal Plan. See "Monthly Cash Withdrawal Plan" in the Statement of Additional Information.

                        DETERMINATION OF NET ASSET VALUE

    The net asset value of each Class of the Fund's shares is determined once daily as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day during which the New York Stock Exchange is open for trading. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including but not limited to the fees paid to the Investment Adviser and the Administrator and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily.

    Portfolio securities which are traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on such exchange or market as of the close of business on the date of valuation. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on the date of valuation and securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Options are valued at market value or fair value if no market exists. Futures contracts are valued in a like manner, except that open futures contract sales are valued using the closing settlement price or, in the absence of such a price, the most recent quoted asked price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser in accordance with policies and procedures established by the Company's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates fair value.

                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

    Substantially all of the Fund's net investment income and net realized gains, if any, will be paid to shareholders annually. Dividends and other distributions may be taken in cash or automatically reinvested in additional Fund shares (of the same Class of shares as the shares to which the dividends or other distributions relate) at net asset value on the ex-distribution date. Dividends and other distributions will be automatically reinvested in additional Fund shares unless the shareholder has elected in writing to receive dividends and other distributions in cash.

TAXES

    The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income taxes to the extent its earnings are timely distributed. The Fund also intends to make distributions as required by the Code to avoid the imposition of the 4% federal excise taxes.

    The Fund will distribute substantially all of its net investment income and net capital gains, if any, to investors. Distributions to shareholders from the Fund's income and short-term capital gains are taxed as dividends (as ordinary income), and long-term capital gain distributions are taxed as long-term capital gains. Distributions of long-term capital gains will be taxable to the investor as long-term capital gains regardless of the length of time the shares have been held. A portion of the Fund's dividends may qualify for the dividends received deduction for corporations. The Fund's distributions are taxable when they are paid, whether a shareholder takes them in cash or reinvests them in additional Fund shares, except that dividends and other distributions declared in December but paid in January are taxable as if paid on or before December 31. The federal income tax status of all distributions will be reported to shareholders annually. In addition to federal income taxes, dividends and other distributions may also be subject to state or local taxes, and if the shareholder lives outside the United States, the dividends and other distributions could also be taxed by the country in which the shareholder resides.

"BUYING A DISTRIBUTION"

    On the distribution date for a dividend or other distribution by the Fund, its share price is reduced by the amount of the dividend or other distribution. If an investor purchases shares of the Fund on or before the record date ("buying a distribution"), the investor will pay the full price for the shares (which includes realized but undistributed earnings and capital gains of the Fund that accumulate throughout the year), and then receive a portion of the purchase price back in the form of a taxable distribution.

OTHER TAX INFORMATION

    Under federal tax law, some shareholders may be subject to a 31% withholding on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a taxpayer identification number is not on file with the Fund or any of its agents or who, to the Fund's or agent's knowledge, have furnished an incorrect number. In order to avoid this withholding requirement, investors must certify that the taxpayer identification number provided is correct and that the investment is not otherwise subject to backup withholding, or is exempt from backup withholding.

    THE FOREGOING TAX DISCUSSION IS GENERAL IN NATURE, AND EACH INVESTOR IS ADVISED TO CONSULT HIS OR HER TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE, LOCAL OR FOREIGN TAXATION.

                            PERFORMANCE INFORMATION

    Advertisements and communications to shareholders may contain various measures of the Fund's performance, including various expressions of total return. Additionally, such advertisements and communications may occasionally cite statistics to reflect the Fund's volatility or risk. Performance for each Class of the Fund's shares may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and other distributions made by the Fund during the measuring period were reinvested in shares of the same Class. The Fund presents performance information for each Class of shares commencing with the Fund's inception. Class A average annual total return figures reflect the maximum initial FESC (but do not reflect the imposition of any CDSC upon redemption), and Class B and Class C average annual total return figures reflect any applicable CDSC. Performance for each Class is calculated separately.

    Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will cover, when available, one, five and ten-year periods, as well as the time period since the inception of the Fund.

    Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B or Class C shares) at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares, or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. Calculations based on the net asset value per share do not reflect the deduction of the applicable FESC or CDSC which, if reflected, would reduce the performance quoted.

    In each case performance figures are based upon past performance. The investment results of the Fund, like all others, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's total return or average annual total return may be in any period.

    The Fund's performance from time to time in reports or promotional literature may be compared to generally accepted indices or analyses such as those published by Lipper Analytical Service, Inc., Standard & Poor's Corporation, Dow Jones & Company, Inc., CDA Investment Technologies, Inc.,

Morningstar, Inc. and Investment Company Data Incorporated. Performance ratings reported periodically in national financial publications also may be used.

    The Fund's Annual Reports will contain certain performance information regarding the Fund and will be made available to any recipient of this Prospectus upon request and without charge.

                              GENERAL INFORMATION

    The Fund is a professionally managed, non-diversified series of the Company, which was incorporated under the laws of the State of Minnesota on October 26, 1995. The Company is registered with the SEC under the Investment Company Act as an open-end management investment company. This registration does not involve supervision of management or investment policy by an agency of the federal government.

    The Company currently offers its shares in three Series: Series A, which represent interests in the Jundt U.S. Emerging Growth Fund; Series B, which represent interests in Jundt Opportunity Fund; and Series C, which represent interests in the Fund. The Fund, in turn, currently offers its shares in four Classes, namely, Class A, Class B, Class C and Class I, each sold pursuant to different sales arrangements and bearing different expenses. The Company's Board of Directors, without shareholder approval, is authorized to designate additional Classes of shares in the future; however, the Board of Directors has no present intention to do so. This Prospectus relates only to the Fund's Class A, Class B and Class C shares, the only Classes offered for sale to the general public. See "Purchase Information".

    Shares of each Class represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each Class are borne solely by such Class and each Class of shares has exclusive voting rights with respect to the Rule 12b-1 Distribution Plan applicable to such Class and other matters for which separate Class voting is appropriate under applicable law. Additionally, because Class B shares automatically convert into Class A shares if held for the applicable time period, any proposed amendment to the Class A Rule 12b-1 Distribution Plan that would increase the fees payable thereunder must be approved by the Class A AND Class B shareholders (each voting separately as a Class).

    The Fund's shares are freely transferable, are entitled to dividends and other distributions as declared by the Company's Board of Directors, and, upon liquidation of the Fund, are entitled to receive the net assets of the Fund.

    The Company's Articles of Incorporation permit the Company's Board of Directors, without shareholder approval, to create additional Series of shares and to subdivide any Series into various Classes of shares with such rights and preferences as the Company's Board of Directors may designate. The Company's Articles of Incorporation provide that each share of a Series has one vote irrespective of the relative net asset values of the shares. On some issues, such as the election of the Company's directors and the ratification of the Company's independent auditors, all shares of the Company vote together as one Series. On an issue affecting only a particular Series or Class, the shares of the effected Series or Class vote as a separate Series or Class. An example of such an issue would be a fundamental investment restriction pertaining to only one Series.

    The assets received by the Company for the issue or sale of shares of each Series or Class, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such Series, and in the case of a Class, are allocated to such Class, and constitute the underlying assets of such Series or Class. The underlying assets of each Series or Class are required to be segregated on the books of account, and are to be charged with the expenses with respect to such Series or Class, and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular Series or Class shall be allocated among the Series or Classes based upon the relative net assets of the Series or Class at the time such expenses were accrued or such other method as the Company's Board of Directors, or the Investment Adviser with the supervision of the Company's Board of Directors, may determine.

    The Company is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders, and does not intend to hold such meetings. The Company's Board of Directors may convene shareholder meetings when it deems appropriate and is required under Minnesota law to schedule regular or special meetings in certain circumstances. Additionally, under Section 16(c) of the Investment Company Act, the Company's Board of Directors must promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the Company's outstanding shares.

    Under Minnesota law, the Company's Board of Directors has overall responsibility for managing the Company in good faith, in a manner reasonably believed to be in the Company's best interests, and with the care an ordinarily prudent person in a like position would exercise in similar circumstances. The Company's Articles of Incorporation limit the liability of the Company's officers and directors to the fullest extent permitted by law.

    The Company and the Investment Adviser have adopted a Code of Ethics that has been filed with the SEC as an exhibit to the Company's Registration Statement (of which this Prospectus is a part). The Code of Ethics does not permit any director, officer or employee of the Company, the Investment Adviser or the Distributor, other than the Company's directors and officers who are not interested persons of the Company, the Investment Adviser or the Distributor (collectively, the "Disinterested Directors and Officers"), to purchase any security in which the Fund is permitted to invest. If such person owns a security in which, following its purchase by such person, the Fund becomes permitted to invest, the person would not be permitted to acquire any additional interest in such security and must observe strict limitations in connection with any disposition of such security. Disinterested Directors and Officers are permitted to purchase and sell securities in which the Fund may invest, but may not effect any purchase or sale at any time during which the Fund has a pending buy or sell order for the same security. Information about how the Code of Ethics can be inspected or copied at the SEC's public reference rooms or obtained at the SEC's headquarters is available through the SEC's toll-free telephone number, (800) SEC-0330.

    For a further discussion of the above matters, see "General Information" in the Statement of Additional Information.

               JUNDT TWENTY-FIVE FUND GENERAL AUTHORIZATION FORM


I wish to establish or revise my account in the Fund in accordance with these instructions, the terms and conditions of this form and the current Prospectus of the Fund, a copy of which I have received.


INSTRUCTIONS: 1)  Please complete Sections A through J, as applicable. Be sure to sign the certifications in Section J.
              2)  Please send this completed form and your check payable to the Fund to:
                  JUNDT TWENTY-FIVE FUND, C/O NATIONAL FINANCIAL DATA SERVICES, P.O. BOX 419168, KANSAS
                  CITY, MO 64141-6168


--------------------------------------------------------------------------------

A. ACCOUNT
REGISTRATION      / / Individual ---------------------------------------------------------------------------------
                                  First Name          Middle          Last Name          Social Security #
1. NAME           / / Joint Investor* ----------------------------------------------------------------------------
                                   First Name          Middle          Last Name          Social Security #

                  *The account will be registered "Joint tenants with rights of survivorship" unless otherwise specified.

                  / / Trust Account -----------------------------------------------------------------------------
                                                      Name of Trust                     Tax Identification #
                  ----------------------------------------------------------------------------------------------
                  Date of Trust                 Trustee(s)

                  / / Corporation, Partnership or Other Entity ----------------------------------------------------
                                                             Type of Entity               Tax Identification #
                  ----------------------------------------------------------------------------------------------
                  Name of Entity

               / / Transfer/Gift to Minors
                                               -------------------------------------------------------------------------------------
                                               Custodian's Name (one name only)           Minor's State of Residence
                                               -------------------------------------------------------------------------------------
                                               Minor's Name                               Minor's Social Security #

2. ADDRESS                                                             (   )
               -------------------------------------------------  ---------------------------------------------------------
               Address/Apt.
               No.                                                   Area Code     Business Telephone

                                                                       (   )
               -------------------------------------------------  ---------------------------------------------------------
               City             State            Zip Code            Area Code     Home Telephone

--------------------------------------------------------------------------------

B. INITIAL    The minimum initial investment is $1,000. Class A shares (except for investments of
INVESTMENT    $1 million or more) are subject to a front-end sales charge at the time of purchase.
              Class B and Class C shares may be subject to a contingent deferred sales charge at the time of redemption. If a Class is not selected, the purchase will be made in
              Class A shares. Orders for Class B shares of $250,000 or more will be treated as orders for Class A shares. Note: The Fund will not accept third party checks.

$ ------------------------ Class A Shares
$ ------------------------ Class B Shares
$ ------------------------ Class C Shares

--------------------------------------------------------------------------------

C. DEALER
INFORMATION   ----------------------------------------------------------------------------------------------------
              Name of Broker-Dealer            Name of Representative            Representative's Phone #
              ----------------------------------------------------------------------------------------------------
              Branch Office Address                    Branch ID #                    Representative's ID #

--------------------------------------------------------------------------------

D. DIVIDENDS      NOTE: IF NO ELECTION IS MADE, DIVIDENDS AND OTHER DISTRIBUTIONS WILL AUTOMATICALLY BE REINVESTED.
AND OTHER
DISTRIBUTIONS     / / Reinvested in additional shares           or           / / Receive dividends in cash*
                  *For "receive in cash", please choose a delivery option:
                  / / Deposit directly into my bank account. ATTACHED IS A VOIDED CHECK, PHOTOCOPY OF A CHECK OR A
                  SAVINGS DEPOSIT FORM SHOWING THE BANK ACCOUNT WHERE I WOULD LIKE YOU TO DEPOSIT THE DISTRIBUTION.
                  / / Savings         / / Checking
                  / / Mail check to my address listed in Section A.

--------------------------------------------------------------------------------

E. AUTOMATIC      / / Please arrange with my bank to invest $        ($50 minimum) per month in the Fund.
INVESTMENT          Please charge my bank account on the 5th day (or next business day) of each month. ATTACHED IS A
PLAN              VOIDED CHECK, PHOTOCOPY OF A CHECK OR A SAVINGS DEPOSIT FORM SHOWING THE BANK ACCOUNT ON WHICH THE
                    INVESTMENT IS GOING TO BE DRAWN.
                  / / Savings         / / Checking

--------------------------------------------------------------------------------


F.  LETTER OF     / / I elect to take advantage of the Letter of Intention and agree to the escrow provisions herein
INTENTION         and certify that I am entitled to reduced rates in accordance with the provisions herein. My initial
(CLASS A              investment will be at least 5% of the Letter of Intention amount. I intend to purchase, although
ONLY)                 I am not obligated to do so, shares of the Fund, The Jundt Growth Fund, Inc., Jundt U.S.
                      Emerging Growth Fund and Jundt Opportunity Fund within a 13-month period, an aggregate amount of which will be at least:
                  / / $25,000        / / $50,000        / / $100,000        / / $1,000,000
                  / / This is a new Letter of Intention.
                  / / This is a retroactive 90-day Letter of Intention, requiring adjustment of prior purchase(s).


--------------------------------------------------------------------------------

G. COMBINED    / / I elect to take advantage of the Combined Purchase Privilege. Below is a list of accounts of qualifying
PURCHASE           individuals, organizations or other persons (see "Special Purchase Plans -- Combined Purchase Privilege" in the
PRIVILEGE          Statement of Additional Information) with which I wish to combine my purchase for reduced sales charge purposes.
(CLASS A
ONLY)
               1.                                                         2.
                      --------------------------------------------------         --------------------------------------------------
                      Account Number               Fund Name                     Account Number               Fund Name
                      --------------------------------------------------         --------------------------------------------------
                      Owner(s) Name                                              Owner(s) Name
                      --------------------------------------------------         --------------------------------------------------
                      Relationship                                               Relationship

--------------------------------------------------------------------------------

H. TELEPHONE      / / I hereby authorize the Fund's transfer agent (the "Transfer Agent") to honor any telephone
REDEMPTION            instructions from any of the registered shareholders or the registered representative of the
PRIVILEGE             above account for redemptions of at least $1,000 and no more than $25,000. Redemptions greater than $25,000 must be in writing and signature guaranteed. The Transfer Agent and the Fund will employ reasonable procedures to confirm that telephone instructions are genuine, including requiring that payment be made only to the address registered on the account or to the bank account designated below and requiring certain means of telephone identification. If the
                      Transfer Agent and the Fund fail to employ such procedures, they may be liable for any losses suffered as a result of unauthorized or fraudulent instructions. Provided the Transfer Agent and the Fund employ such procedures, I will indemnify and hold harmless the Transfer Agent, the
                      Distributor and the Fund from and against all losses, claims, expenses and liabilities that may arise out of, or be in any way connected with, a redemption of shares under this expedited redemption procedure. Proceeds will be mailed as registered on the account or wired to the bank account designated below.
                  / / Savings         / / Checking
                  ATTACHED IS A VOIDED CHECK, PHOTOCOPY OF A CHECK OR A SAVINGS DEPOSIT FORM SHOWING THE BANK ACCOUNT
                  TO WHICH PROCEEDS OF $1,000 OR MORE MAY BE WIRED IF REQUESTED.

--------------------------------------------------------------------------------

I. MONTHLY        / / Please send a check for $        on the 20th day (or preceding business day) of each month
WITHDRAWAL            (minimum $100). This service is available only for accounts with balances of $10,000 or more. A contingent deferred sales charge may apply to redemptions of shares. Refer to "How to Redeem
                      Fund Shares" in the Prospectus.

________________________________________________________________________________
J. SIGNATURE
AND
CERTIFICATION


Substitute Form W-9            JUNDT TWENTY-FIVE FUND


                         SIGNATURE CARD AND               ----------------------------------------
                   TAXPAYER IDENTIFICATION NUMBER          Account Number (to be completed by the
                            CERTIFICATION                                  Fund)

________________________________________________________________________________

PART I
                                                                        ------------------------------------
                                                            Social Security Number
        --------------------------------------------------
                  Name              PLEASE PRINT
                                                                    ---------------------------------------------
                                              REQUIRED -->                               or
                                                                    ---------------------------------------------
                                                            Tax Identification Number

                                                                    ---------------------------------------------
NOTE:  If the account is in more than one name, give the
       actual owner of the account or the first name
       listed on the account and their Tax Identification   NOTE:  If UGMA/UTMA, provide minor's Social Security or Tax
       Number.                                                     Identification Number.
Tax Residency:   / / U.S.   / / Other ---------------
                   (If you are not a U.S. tax resident,
please attach Form W-8 to this application.)

________________________________________________________________________________

PART II       Are you an organization that meets the Internal Revenue Service ("IRS") definition of an exempt payee
              (I.E., corporations, the United States and its agencies, a state, etc., qualify as exempt but individuals DO NOT qualify as exempt)?
                                                      Yes / /        No / /

________________________________________________________________________________
CERTIFICATION:  UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER; AND

(2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.
CERTIFICATION INSTRUCTIONS: You must cross out item (2) above if you have been notified by IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
I hereby certify that I have received a current prospectus, agree to be bound by its terms, and that I am empowered and duly authorized to execute and carry out the terms of this General Authorization Form and to purchase and hold the shares subscribed for thereby, and further certify that this General Authorization Form has been duly and validly executed on behalf of the person or entity listed above and constitutes a legal and binding obligation of such person or entity.
I hereby acknowledge that it is my obligation to notify my investment representative (at the time of investment) about my eligibility for any of the special purchase plans detailed in the Prospectus. Absent such notification, none of such plans will automatically be applied to any investment in Fund shares, and I have waived my eligibility for all applicable plans.
THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

________________________________________________________________________________
PLEASE
                                                REQUIRED
SIGN HERE
                Signature-->                              Date-->
________________________________________________________________________________

JOINT
               Signature-->                               Date-->
                                        ________________________________________
INVESTORS
PLEASE
SIGN HERE
                Signature-->                              Date-->
________________________________________________________________________________
    Please be sure to have all joint shareholders sign this card.

________________________________________________________________________________
NOTE: THIS SIGNED PAGE MUST ACCOMPANY THE PREVIOUS PAGE OF GENERAL AUTHORIZATION FORM

                    LETTER OF INTENTION AND TERMS OF ESCROW
                             (CLASS A SHARES ONLY)


    If you estimate that during the next 13 months you will make a series of purchases totaling an amount which qualifies for a reduced sales charge, you may elect to take advantage of a Letter of Intention. The total investment must equal at least $25,000 in any class of shares of the Fund, The Jundt Growth Fund, Inc., Jundt U.S. Emerging Growth Fund and Jundt Opportunity Fund. The Letter of Intention does not obligate you to make purchases totaling a given amount, nor is any Fund making a binding commitment to sell you the full amount of the shares indicated.


As soon as the Fund is informed that you have chosen to invest with a Letter of Intention, each purchase in any Fund can receive the appropriate (lower) sales charge. You or your dealer must inform the applicable Fund EACH TIME that a purchase is made under a Letter of Intention. (Automatic Investment Plans are not allowed for Letter of Intention purchasers.) Your first purchase must be at least 5% of the Letter of Intention amount.

For example, if you choose a Letter of Intention at the $100,000 level, you are telling the Funds that you expect your purchases over the next 13 months to total at least $100,000. Your first purchase must be at least $5,000. Whenever you make another purchase and tell the applicable Fund you have a Letter of Intention for $100,000, you will be able to buy shares at the public offering price associated with a single purchase of $100,000.

Reduced rates on large transactions are limited to the following: an individual or a "company" as defined in Section 2(a)(8) of the Investment Company Act; an individual, his or her spouse and their children under the age of 21 purchasing securities for their own account; a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code); tax-exempt organizations enumerated in Section 501(c)(3) of the Code; and any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made through a central administration, or through a single dealer, or by other means which result in economy of sales effort or expense. Such rates are not allowable to a group of individuals whose funds are combined, directly or indirectly, for the purchase of securities or to the agent, custodian or other representative of such group.

Out of your initial purchase or purchases, 5% of the dollar amount specified in the Letter of Intention shall be held in escrow by the Fund in the form of shares computed at the applicable public offering price. For example, if the amount a Letter of Intention is $100,000 and the offering price (at the time of the initial transaction) is $10 a share, 500 shares ($5,000 worth) would be held in escrow. All shares purchased, including those escrowed, will be registered in your name and recorded in the same account, which will be credited fully with all income dividends and capital gain distributions declared. If the total purchases equal or exceed the amount specified by you as your expected aggregate purchases, the escrowed shares will be delivered to you or credited to your account. If total purchases are less than the amount specified, you will remit to the Fund(s) an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges you would have paid on your aggregate purchases if the total of such purchases had been made at a single time. Neither dividends from investment income nor capital gain distributions taken in shares will apply toward the completion of a Letter of Intention. The contingent deferred sales charge (and not the front-end sales charge) will apply to Letters of Intention for $1,000,000 or more. See "How to Redeem Fund Shares -- Contingent Deferred Sales Charge" in the Prospectus. However, if total purchases pursuant to such Letter of Intention are less than $1,000,000 after a period of 13 months from the date of the first credited investment, you will remit to the Fund(s) an amount equal to the front-end sales charge that would have applied if the actual aggregate amount invested were invested at one time, less any contingent deferred sales charge paid on any investment pursuant to such Letter of Intention redeemed during such period. The Fund(s) will prepare and mail a statement to you and your dealer or representative, if any, who shall be responsible for notifying you of the difference due. You may pay the difference due in cash or have it liquidated from the escrowed shares. If a check has not been received by the Fund(s) within 21 days of notification, it will be assumed that the preferred method is liquidation and a number of escrowed shares sufficient to realize the difference due will be redeemed and the remainder will be released or delivered.

Each Fund is hereby irrevocably appointed your attorney to surrender for redemption any or all escrowed shares under the conditions outlined above.

                              INVESTOR'S CHECKLIST
                   QUESTIONS: CALL THE FUND AT (800) 370-0612

PURCHASE SHARES

BY MAIL: Send completed application, together with your check payable to the Fund at:


                            Jundt Twenty-Five Fund
                            c/o National Financial Data Services
                            P.O. Box 419168
                            Kansas City, MO 64141-6168


BY WIRE/TELEPHONE:  Call your investment dealer/adviser or the Fund at (800)
                    370-0612. The Fund will assign a new account number to you. Then instruct your commercial bank to wire transfer "Federal Funds" via the Federal Reserve System to:


                            State Street Bank & Trust Company, ABA #011000028 For Credit of: Jundt Twenty-Five Fund
                            Account No.: 9905-154-2
                            Account Number: (assigned by telephone)


SIGNATURES

    All shareholders must sign the General Authorization Form exactly as their names appear on the account form. Be sure all joint tenants sign. Only the custodian for a minor must sign. Fiduciaries and officers of the corporations or other organizations should indicate their capacity or title.

NOTE: See "How to Buy Fund Shares" in the Prospectus for order effectiveness and further information.

                             JUNDT TWENTY-FIVE FUND
                      ELIGIBILITY CERTIFICATION STATEMENT


       Name: ___________________________________________________________________

           ELIGIBILITY TO PURCHASE CLASS A SHARES AT NET ASSET VALUE

    The above-named purchaser is eligible to purchase Class A shares of the Fund at net asset value because it falls into the following category of investors:

              (CHECK ALL BOXES THAT APPLY)

              / /      Investment executive or other employee of a broker-dealer
or financial institution that has entered into an agreement with U.S. Growth Investments, Inc. for the distribution of Fund shares, an employee of a contractual service provider to the Fund, or a parent or immediate family member of any such person. Please give details, including name of person and broker-dealer, financial institution or service provider:

 _______________________________________________________________________________

 _______________________________________________________________________________

              / /      Trust company or bank trust department for funds held in
a fiduciary, agency, advisory, custodial or similar capacity.

              / /      States and their political subdivisions or
instrumentalities, departments, authorities and agencies thereof.

              / /      Registered investment advisers or their investment
advisory clients.

              / /      Section 401(a) employee benefit plans.

              / /      Section 403(b)(7) custodial accounts.

       I hereby certify that the enclosed investment represents a purchase of Fund shares for myself or a beneficial account. I also certify that, as described in the Fund's current Prospectus, I am eligible to purchase Class A shares at net asset value, and I will notify the Fund in the event I become ineligible for net asset value purchases.

       I understand that any intentional abuse of the net asset value purchase privilege may result in the application of retroactive sales charges or other penalties in the discretion of U.S. Growth Investments, Inc.

                                       Signature: ______________________________

                                       Date:     _______________________________

--------------------------------------------------------------------------
--------------------------------------------------------------------------

                             JUNDT TWENTY-FIVE FUND

                               ------------------


                                   PROSPECTUS
                               DECEMBER 29, 1997


                            ------------------------

                               TABLE OF CONTENTS

The Fund..................................................................     2
Risk Factors..............................................................     2
Purchase Information......................................................     2
Fees and Expenses.........................................................     3
Investment Objective and Policies.........................................     5
Management of the Fund....................................................    10
How to Buy Fund Shares....................................................    13
How to Redeem Fund Shares.................................................    18
Determination of Net Asset Value..........................................    21
Dividends, Other Distributions and Taxes..................................    22
Performance Information...................................................    23
General Information.......................................................    24

                            ------------------------

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, SHARES OF THE FUND IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING OR SOLICITATION MAY NOT LAWFULLY BE MADE. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL CREATE ANY IMPLICATION THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.

                               INVESTMENT ADVISER
                             Jundt Associates, Inc.
                            1550 Utica Avenue South
                                   Suite 950
                          Minneapolis, Minnesota 55416

                                  DISTRIBUTOR
                         U.S. Growth Investments, Inc.
                            1550 Utica Avenue South
                                   Suite 950
                          Minneapolis, Minnesota 55416

                                 ADMINISTRATOR
                         Princeton Administrators, L.P.
                                 P.O. Box 9095
                          Princeton, New Jersey 08543

                                 TRANSFER AGENT
                       Investors Fiduciary Trust Company
                                801 Pennsylvania
                          Kansas City, Missouri 64105

                                   CUSTODIAN
                          Norwest Bank Minnesota, N.A.
                            90 South Seventh Street
                          Minneapolis, Minnesota 55402

                              INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP
                              4200 Norwest Center
                          Minneapolis, Minnesota 55402

                                 LEGAL COUNSEL
                              Faegre & Benson LLP
                              2200 Norwest Center
                          Minneapolis, Minnesota 55402

--------------------------------------------------------------------------
--------------------------------------------------------------------------

                                 PROSPECTUS OF
                             JUNDT TWENTY-FIVE FUND
                                    CLASS I

                             JUNDT TWENTY-FIVE FUND

                       1550 UTICA AVENUE SOUTH, SUITE 950

                          MINNEAPOLIS, MINNESOTA 55416

                                 (800) 370-0612

                             ---------------------

    Jundt Twenty-Five Fund (the "Fund") is a professionally managed series of Jundt Funds, Inc. (the "Company"), an open-end management investment company (commonly known as a "mutual fund") that currently offers its shares in three series. The Fund, in turn, currently offers its shares in four classes, namely, Class A, Class B, Class C and Class I, each sold pursuant to different sales arrangements and bearing different expenses (each, a "Class" and, collectively, the "Classes.") This Prospectus relates only to the Fund's Class I shares. See "Purchase Information" and "General Information."

    The Fund's investment objective is long-term capital appreciation. The Fund is a non-diversified mutual fund that, in normal market conditions, will maintain a core investment portfolio of 20 to 30 common stocks. In pursuing its investment objective, the Fund may also take positions in options and futures contracts, borrow money to purchase securities and sell securities short. Like all mutual funds, attainment of the Fund's investment objective cannot be assured. See "Investment Objective and Policies."

    This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Please read this Prospectus carefully before investing and retain it for future reference. A Statement of Additional Information, dated December 29, 1997, containing more information about the Fund (which is incorporated herein by reference), has been filed with the Securities and Exchange Commission (the "SEC"), and is available upon request and without charge by calling the Fund at the telephone number listed above.

    FUND SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANKING INSTITUTION, ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR ANY OTHER FEDERAL AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

                       PROSPECTUS DATED DECEMBER 29, 1997

                                    THE FUND

    The Fund is a professionally managed, non-diversified series of the Company, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company was incorporated under the laws of the State of Minnesota on October 26, 1995. Its principal business address is 1550 Utica Avenue South, Suite 950, Minneapolis, Minnesota 55416.

                                  RISK FACTORS

    An investment in the Fund is subject to certain risks, as detailed under "Investment Objective and Policies." As with other mutual funds, an investment in the Fund will fluctuate in value (corresponding to the value of the Fund's underlying investments).

    In normal market conditions, the Fund will maintain a core investment portfolio of 20 to 30 common stocks. As a "non-diversified" mutual fund, the appreciation or depreciation of each security in the Fund's portfolio will have a greater impact on the Fund's net asset value, which can therefore be expected to fluctuate more than would the net asset value of a comparable diversified mutual fund.

    The Fund may from time to time invest a substantial portion of its assets in securities issued by smaller companies. Investments in smaller companies may involve greater price volatility and may have less market liquidity than equity securities of larger companies. See "Investment Objective and Policies -- Investment Policies and Risk Considerations."

    Under normal market conditions, the Fund may invest up to 35% of its total assets in debt securities, and may temporarily invest greater than 35% of its assets in such securities when the Investment Adviser believes that market conditions warrant a defensive investment posture. The value of debt securities typically varies inversely with changes in market interest rates. See "Investment Objective and Policies -- Investment Policies and Risk Considerations."

    The Fund may invest up to 10% of its total assets in securities of foreign issuers. Such investments involve risks not typically associated with investments in securities of domestic companies, including unfavorable changes in currency exchange rates, potential political and economic instability in such countries, limited liquidity and price volatility. See "Investment Objective and Policies -- Investment Policies and Risk Considerations."

    The Fund may employ investment techniques that are different from those employed by most other mutual funds (for example, selling securities short, investing in options and futures contracts and the employment of leverage). Each of these techniques involves unique risks. See "Investment Objective and Policies -- Investment Policies and Risk Considerations."

                              PURCHASE INFORMATION

    The Fund's Class I shares will not be distributed to the general public, but will be offered for sale exclusively to directors, officers, employees and consultants of the Fund (including partners and employees of outside legal counsel to the Fund), the Fund's investment adviser, Jundt Associates, Inc. (the "Investment Adviser"), and the Fund's principal distributor, U.S. Growth Investments, Inc. (the "Distributor"), members of their immediate families, and their direct lineal ancestors and descendants, as well as accounts for the benefit of any of the foregoing. This Prospectus relates exclusively to the Fund's Class I shares.

                               FEES AND EXPENSES

    Class I shares are not subject to any front-end sales charges, deferred sales charges, redemption fees or Rule 12b-1 account maintenance or distribution fees. The following fee and expense summary format was developed for use by all mutual funds to assist investors in making investment decisions. Of course, investors contemplating an investment in Fund shares should also consider other relevant factors, including the Fund's investment objectives and historical performance.

                                                      CLASS I SHARES
                                                      --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on Purchases.......        NONE
  Sales Charge Imposed on Dividend
    Reinvestments.................................        NONE
  Maximum Deferred Sales Load (a).................        NONE
Annual Fund Operating Expenses (as a percentage of
 average net assets):
  Investment Advisory Fees (b)....................        1.30%
  12b-1 Fees......................................        NONE
  Other Expenses (c)..............................        0.70%
                                                       -------
Total Annual Fund Operating Expenses (c)..........        2.00%
                                                       -------
                                                       -------

------------------------

(a) Service agents may charge a nominal fee for effecting redemptions of Fund shares.

(b) The fee paid by the Fund to the Investment Adviser is higher than the advisory fee paid by most other investment companies.

(c) Net of voluntary expense reimbursements by the Investment Adviser.

EXAMPLE:

    Investors would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                                                                 CLASS I SHARES
                                                                                -----------------
One year......................................................................      $      20
Three years...................................................................             63

    The purpose of the fee and expense information set forth above is to assist investors in understanding the various costs and expenses the investors will bear directly or indirectly in the Fund's Class I shares. More detailed information regarding these expenses is set forth under "Management of the Fund" in the Prospectus THE FOREGOING INFORMATION REPRESENTS MANAGEMENT'S GOOD FAITH ESTIMATE OF FUND EXPENSES (NET OF VOLUNTARY EXPENSE REIMBURSEMENTS) DURING THE FIRST YEAR OF THE FUND'S OPERATIONS, AND SHOULD NOT BE CONSIDERED REPRESENTATIONS OF WHICH EXPENSES, WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The Investment Adviser has voluntarily agreed to reimburse the Fund for certain expenses in excess of the percentage indicated in the above table incurred during the first full fiscal year of the Fund's operations. Thereafter, such voluntary expense reimbursements may be discontinued or modified in the Investment Adviser's sole discretion. Absent such voluntary expense reimbursements, the Investment Adviser estimates that the Fund's Class I shares would incur Other Expenses of approximately 2.72% and Total Fund Operating Expenses of approximately 4.02%.

                       INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective and certain other specifically designated investment policies and restrictions are deemed to be "fundamental" and, as such, may not be changed except by a vote of shareholders owning a "majority of the outstanding voting securities" of the Fund (as defined in the Investment Company Act). Except for the Fund's investment objective and the policies and restrictions that are specifically designated as "fundamental," each of the Fund's investment policies and restrictions are "non-fundamental" and, as such, may be changed or eliminated by the Company's Board of Directors without any vote by Fund shareholders. If a percentage limitation set forth in any of the following investment policies and restrictions is adhered to at the time a transaction is effected, later changes in the percentage resulting from changes in value or in the number of outstanding securities of the issuer will not be considered a violation.

INVESTMENT OBJECTIVE

    The Fund's investment objective is long-term capital appreciation. Income is not a consideration in the selection of investments and is not an objective of the Fund. Like all mutual funds, attainment of the Fund's investment objective cannot be assured.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

    The Fund is a non-diversified mutual fund that, in normal market conditions, will maintain a core investment portfolio of 20 to 30 common stocks. In selecting investments for the Fund's portfolio, the Investment Adviser will employ a fundamental "bottom up" approach in seeking to identify companies with strong earnings growth potential. Securities generally will be selected without regard to industry sectors, market capitalization or other defined selection procedures. Realization of current income will not be a consideration in the selection of investments for the Fund.

    The Fund may employ investment techniques that are different from those employed by most other mutual funds (for example, selling securities short, investing in options and futures contracts and the employment of leverage). Each of these techniques, described below, involves unique risks. The Statement of Additional Information contains more detailed information about these investment techniques, including limitations designed to reduce these risks.

    The net asset value of the Fund will fluctuate with changes in the value of its portfolio securities. The Fund should be viewed as a long-term investment suitable for investors seeking long-term capital appreciation. The Fund is not intended to provide a trading vehicle for investors who wish to profit from short-term swings in the stock market.

    INVESTMENTS IN SMALLER COMPANIES. The Fund may from time to time invest a substantial portion of its assets in securities issued by smaller companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

    SHORT SALES. When the Investment Adviser anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.

    All short sales must be fully collateralized, and the Fund may not sell securities short if, immediately after and as a result of the sale, the value of all securities sold short by the Fund exceeds 25% of the Fund's total assets. In addition, the Fund limits short sales of any one issuer's securities to 5% of the Fund's total assets and to 5% of any one class of the issuer's securities.

    FOREIGN SECURITIES. The Fund may invest up to 10% of the value of its total assets in securities of foreign issuers. The Fund may only purchase foreign securities that are represented by American Depository Receipts listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System. Interest or dividend payments on such securities may be subject to foreign withholding taxes. The Fund's investments in foreign securities involve considerations and risks not typically associated with investments in securities of domestic companies, including unfavorable changes in currency exchange rates, reduced and less reliable information about issuers and markets, different accounting standards, illiquidity of securities and markets, local economic or political instability and greater market risk in general.

    DEBT SECURITIES. In normal market conditions, the Fund may invest up to 35% of its total assets in "investment grade" debt securities, and in abnormal market conditions, when the Investment Adviser believes that a defensive investment posture is warranted, the Fund may invest without limitation in "investment grade" debt securities. In addition, the Fund may invest in non-investment grade "convertible" debt securities. See "Convertible Securities."

    Debt securities are deemed to be "investment grade" if rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P"), or if unrated that are judged by the Investment Adviser to be of comparable quality. Securities rated Baa or BBB (and similar unrated securities) lack outstanding investment characteristics, have speculative characteristics, and are subject to greater credit and market risks than higher-rated securities. The Fund will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although the Investment Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.

    CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security (a bond or preferred stock) may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income from common stocks but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuer's common stock. The Fund may invest in non "investment grade" convertible debt securities. Non-investment grade debt securities (sometimes referred to as "junk bonds") are considered speculative and may be in poor credit standing or even in default as to payments of principal or interest. Moreover, such securities generally are less liquid than investment grade debt securities.

    DEFENSIVE STRATEGIES. At times, the Investment Adviser may judge that market conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Investment Adviser may temporarily use defensive strategies primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these strategies, the Fund may temporarily invest up to 100% of its assets in U.S. Government securities, other "high-quality" debt securities (securities rated A or higher by Moody's and/or S&P or judged by the Investment Adviser to be of comparable quality) and other securities the Investment Adviser believes to be consistent with the Fund's best interests.

    ZERO-COUPON BONDS. The Fund may at times invest in "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The values of zero-coupon bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

    BORROWING AND LEVERAGE. The Fund may borrow money to invest in additional portfolio securities. This practice, known as "leverage," increases the Fund's market exposure and its risk. When the Fund has borrowed money for leverage and its investments increase or decrease in value, the Fund's net asset value will normally increase or decrease more than if it had not borrowed money. In addition, the interest the Fund must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which the Fund will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on the Investment Adviser's ability to predict market movements correctly. The Fund may at times borrow money by means of reverse repurchase agreements. Reverse repurchase agreements generally involve the sale by the Fund of securities held by it and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. Reverse repurchase agreements will increase the Fund's overall investment exposure and may result in losses. The amount of money borrowed by the Fund for leverage may generally not exceed one-third of the Fund's assets (including the amount borrowed).

    OPTIONS AND FUTURES. The Fund may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. In addition, through the purchase and sale of future contracts and related options, the Fund may at times seek to hedge against fluctuations in net asset value and to attempt to increase its investment return.

    The Fund's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that the Fund will be able to utilize these instruments effectively for the purposes stated above. Options and futures transactions involve certain risks which are described below and in the Statement of Additional Information.

    Transactions in options and futures contracts involve brokerage costs and may require the Fund to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information.

    INDEX FUTURES AND OPTIONS. The Fund may buy and sell index futures contracts ("index futures") and options on index futures and on indices (or may purchase investments whose values are based on the value from time to time of one or more securities indices) for hedging purposes. An index future is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Fund enters into and terminates an index futures or option transaction, the Fund realizes a gain or loss. The Fund may also buy and sell index futures and options to increase its investment return.

    RISKS RELATED TO OPTIONS AND FUTURES STRATEGIES. Options and futures transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by the Fund that are the subject of a hedge. The successful use by the Fund of the strategies described above further depends on the ability of the Investment Adviser to forecast market movements correctly. Other risks arise from the Fund's potential inability to close out futures or options positions. Although the Fund will enter into options or futures transactions only if the Investment Adviser believes that a liquid secondary market exists for such option or futures contracts, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, certain provisions of the Internal Revenue Code may limit the Fund's ability to engage in options and futures transactions.

    The Fund expects that its options and futures transactions generally will be conducted on recognized exchanges. The Fund may in certain instances purchase and sell options in the over-the-counter markets. The Fund's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options, and such transactions also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. The Fund will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Investment Adviser, the pricing mechanism and liquidity of over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

    Consistent with the rules and regulations of the Commodity Futures Trading Commission exempting the Fund from regulation as a "commodity pool," the Fund will not purchase or sell futures contracts or related options if, as a result, the sum of the initial margin deposit on the Fund's existing futures and related options positions and premiums paid for options on futures contracts entered into for other than bona fide hedging purposes would exceed 5% of the Fund's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

    NON-DIVERSIFICATION AND SECTOR CONCENTRATION. As a "non-diversified" fund, the Fund may invest its assets in a more limited number of issuers than may other investment companies. Under the Internal Revenue Code, however, the Fund may not invest more than 25% of its assets in obligations of any one issuer other than U.S. Government obligations and, with respect to 50% of its total assets, may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities). Thus, as a non-diversified fund, the Fund may invest up to 25% of its total assets in the securities of each of any two issuers. This practice involves an increased risk of loss to the Fund if the market value of a security should decline or its issuer were otherwise not to meet its obligations.

    At times the Fund may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Fund would only concentrate its investments in a particular market sector if the Investment Adviser were to believe the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector. When the Fund concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Fund than if it had not concentrated its assets in that sector.

    SECURITIES LOANS AND REPURCHASE AGREEMENTS. The Fund may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral.

    PORTFOLIO TURNOVER. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. The Fund's investment policies may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the investments held by the Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. During the initial year of the Fund's operations, the Fund's portfolio turnover is expected to exceed 100%.

INVESTMENT RESTRICTIONS

    In addition to the investment policies set forth above, the Fund has adopted certain fundamental investment restrictions (set forth in their entirety in the Statement of Additional Information), which may not be amended without the vote of a "majority of the outstanding voting securities" of the Fund (as defined in the Investment Company Act). These restrictions prohibit the Fund, among other matters, from: (a) investing more than 25% of its total assets in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries); or
(b) borrowing money, except from banks for temporary or emergency purposes or as required in connection with otherwise permissible leverage activities and then only in an amount not in excess of one-third of the value of the Fund's total assets. Additionally, the Fund has adopted certain non-fundamental investment restrictions (also set forth in their entirety in the Statement of Additional Information), which may be changed by the Company's Board of Directors without the approval of the Fund's shareholders. According to these restrictions, the Fund, among other matters, may not invest more than 15% of its net assets in illiquid securities.

BROKERAGE AND PORTFOLIO TRANSACTIONS

    Subject to policies established by the Company's Board of Directors, the Investment Adviser is responsible for investment decisions and for the execution of the Fund's portfolio transactions. The Fund has no obligation to deal with any particular broker or dealer in the execution of transactions in portfolio securities. In executing such transactions, the Investment Adviser seeks to obtain the best price and execution for its transactions. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission.

    Where best price and execution may be obtained from more than one broker or dealer, the Investment Adviser may, in its discretion, purchase and sell securities through brokers or dealers who provide research, statistical and other information to the Investment Adviser. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under its investment advisory agreement with the Fund and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser in providing services to clients other than the Fund. Conversely, such information provided to the Investment Adviser by brokers and dealers through whom other clients of the Investment Adviser effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

    Consistent with the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD"), the Investment Adviser may also consider distribution of Fund shares when allocating Fund portfolio transactions between or among brokers and dealers that otherwise offer best price and execution.

    The Fund will not purchase securities from, or sell securities to, the Investment Adviser.

    Certain other clients of the Investment Adviser have investment objectives and policies similar to those of the Fund. The Investment Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular investment by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for the investments being purchased or the supply of investments being sold, there may be an adverse effect on price or quantity. In addition, it is possible that the number of options or futures transactions that the Fund may enter into may be affected by options or futures transactions entered into by other investment advisory clients of the Investment Adviser. It is the policy of the Investment Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Investment Adviser to the accounts involved, including the Fund. When two or more of the clients of the Investment Adviser (including the Fund) are purchasing or selling the same security on a given day from, to or through the same broker-dealer, such transactions may be averaged as to price.

                             MANAGEMENT OF THE FUND

    The Company's Board of Directors is responsible for the overall management and operation of the Fund. The Fund's officers are responsible for the day-to-day operations of the Fund under the supervision of the Company's Board of Directors.

INVESTMENT ADVISER

    Pursuant to an Investment Advisory Agreement with the Fund (the "Investment Advisory Agreement"), the Investment Adviser serves as the Fund's investment adviser and, as such, is responsible for the overall management of the Fund's investment portfolio. The Investment Adviser was incorporated in December 1982. As of October 31, 1997, the Investment Adviser managed approximately $1 billion of assets for the Fund, The Jundt Growth Fund, Inc., Jundt U.S. Emerging Growth Fund, Jundt Opportunity Fund, and other institutional clients.

    Under the Investment Advisory Agreement, the Fund pays the Investment Adviser a monthly fee equal on an annual basis to 1.30% of the Fund's average daily net assets. This fee is higher than the advisory fee paid by most other investment companies.

    James R. Jundt serves as director, Chairman of the Board, Chief Executive Officer and Secretary of the Investment Adviser and beneficially owns 95% of the Investment Adviser's capital stock. Mary Joann Jundt, wife of James R. Jundt, is the trustee of a trust that beneficially owns the remaining 5% of the Investment Adviser's capital stock. The current beneficiaries of the trust are the children of Mr. and Mrs. Jundt (including Marcus E. Jundt, Vice Chairman of the Board and a director of the Investment Adviser) and the issue of such children. Mrs. Jundt votes the shares owned by the trust.

PORTFOLIO MANAGERS

    The Investment Adviser has no formal investment committee. All investment decisions are made by one or more of the firm's four portfolio managers: James
R. Jundt, Donald M. Longlet, Thomas L. Press and Marcus E. Jundt. The Investment Adviser places significant emphasis on the team approach in conducting its portfolio management activities. The portfolio managers confer frequently throughout the typical business day as to investment opportunities, and most investment decisions are made after consultation with the other portfolio managers.

    James R. Jundt, CFA, began his investment career in 1964 with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), New York, New York, as a security analyst before joining Investors Diversified Services, Inc. (now known as American Express Financial Advisers, Inc.) in Minneapolis, Minnesota in 1969, where he served in analytical and portfolio management positions until 1979. From 1979 to 1982, Mr. Jundt was a portfolio manager for St. Paul Advisers, Inc. ("St. Paul Advisers," subsequently known as AMEV Advisers, Inc. and now known as Fortis Advisers, Inc.) in Minneapolis. In December 1982, Mr. Jundt left St. Paul Advisers and founded the Investment Adviser. He has served as Chairman of the Board, President and Chief Executive Officer and a portfolio manager of The Jundt Growth Fund, Inc. since 1991 and of the Company since 1995. Mr. Jundt has approximately 34 years of investment experience. Mr. Jundt also serves as a Director and Chairman of the Distributor.

    Donald M. Longlet, CFA, began his investment career in 1968 with Northwestern National Bank of Minneapolis (now known as Norwest Bank Minnesota, National Association), where he served as a security analyst and portfolio manager until 1982. Mr. Longlet worked as a portfolio manager for AMEV Advisers, Inc. (now known as Fortis Advisers, Inc.) from 1983 until 1989, when he joined the Investment Adviser as a portfolio manager. He has served as Vice President and Treasurer and a portfolio manager of The Jundt Growth Fund, Inc. since 1991 and of the Company since 1995. Mr. Longlet has approximately 30 years of investment experience.

    Thomas L. Press was a Senior Vice President of Investment Advisers, Inc. in Minneapolis and Co-Manager of the IAI Emerging Growth Fund from 1992 until 1993, when he joined the Investment Adviser as a portfolio manager. From 1987 to 1992, Mr. Press was a Vice President, Institutional Sales in the Chicago office of Morgan Stanley & Co., Inc., and prior thereto was an institutional salesman and trader in the Chicago office of Salomon Brothers Inc. He has served as a portfolio manager of The Jundt Growth Fund, Inc. since 1993 and of the Company since 1995. Mr. Press has approximately 13 years of investment experience. Mr. Press also serves as a Director, President, Secretary and Treasurer of the Distributor.

    Marcus E. Jundt has been a portfolio manager for the Investment Adviser since 1992. Mr. Jundt was employed as a research analyst for Victoria Investors in New York, New York from 1988 to 1992, and from 1987 to 1988 was employed by Cargill Investor Services, Inc., where he worked on the floor of the Chicago Mercantile Exchange. He has served as a portfolio manager of The Jundt Growth Fund, Inc. since 1992 and of the Company since 1995. Mr. Jundt has approximately 11 years of investment and related experience.

ADMINISTRATOR

    Under the terms of an Administration Agreement between Princeton Administrators, L.P. (the "Administrator") and the Fund (the "Administration Agreement"), the Administrator performs or arranges for the performance of certain administrative services (I.E., services other than investment advice and related portfolio activities) necessary for the operation of the Fund, including, but not limited to, maintaining certain of the books and records of the Fund, preparing or reviewing certain reports and other documents required by United States federal, state and other applicable laws and regulations to maintain the registration of the Fund and its shares and providing the Fund with administrative office facilities. For the services rendered to the Fund and the facilities furnished, the Fund pays the Administrator a monthly fee equal to the greater of: (a) $40,000 per annum; or (b) an annual rate equal to .20% of the Fund's average daily net assets up to $600 million and .175% of the Fund's average daily net assets in excess of $600 million. The principal address of the Administrator is P.O. Box 9095, Princeton, New Jersey 08543. The Administrator is an affiliate of Merrill Lynch.

THE DISTRIBUTOR

    Pursuant to a Distribution Agreement by and between the Fund's principal distributor, U.S. Growth Investments, Inc. (the "Distributor") and the Fund, the Distributor serves as the principal underwriter of each Class of the Fund's shares. Additionally, the Fund has adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act with respect to its Class A, Class B and Class C shares, pursuant to which each such Class pays the Distributor certain fees in connection with the distribution of shares of such Class and/or the maintenance of shareholder accounts.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN; SUBACCOUNTING AGENTS

    Investors Fiduciary Trust Company (the "Transfer Agent"), 801 Pennsylvania, Kansas City, Missouri 64105, serves as the Fund's transfer agent and dividend disbursing agent. Norwest Bank Minnesota, N.A., Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, serves as the Fund's custodian. In addition, the Fund compensates certain broker-dealers that sell Fund shares for performing various accounting and administrative services with respect to large street-name accounts maintained by such broker-dealers.

                             HOW TO BUY FUND SHARES

    The Fund offers its shares in four separate Classes, namely, Class A, Class B, Class C and Class I, which offer different sales charges and bear different expenses. The Fund's Class I shares will not be distributed to the general public, but will be offered for sale exclusively to directors, officers, employees and consultants of the Fund (including partners and employees of outside legal counsel to the Fund), the Investment Adviser, and the Distributor, members of their immediate families, and their direct lineal ancestors and descendants, as well as accounts for the benefit of any of the foregoing. This Prospectus relates exclusively to the Fund's Class I Shares.

    The minimum initial investment is $1,000, and the minimum additional investment is $50. The Fund may waive or reduce these minimums for certain retirement and employee savings plans or custodial accounts for the benefit of minors. The Fund's shares may be purchased at their public offering price (see below) from the Distributor, from the Transfer Agent, from other broker-dealers who are members of the NASD and who have selling agreements with the Distributor, and from certain financial institutions that have selling agreements with the Distributor.

    When orders are placed for shares of the Fund, the public offering price used for the purchase will be the net asset value per share next determined. If an order is placed with the Distributor or other broker-dealer, the broker-dealer is responsible for promptly transmitting the order to the Fund.

    Shares of the Fund may be purchased by opening an account either by mail or by phone. Shares are deemed to be purchased as of the time of determination of the Fund's net asset value on the day the purchase order for the purchase of its shares is received in good form and accepted by the Fund.

    No share certificates will be issued by the Fund.

    An investor who may be interested in having shares redeemed shortly after purchase should consider making unconditional payment by certified check or other means approved in advance by the Distributor. Payment of redemption proceeds will be delayed as long as necessary to verify by expeditious means that the purchase payment has been or will be collected. Such period of time typically will not exceed 15 days.

    AUTOMATIC INVESTMENT PLAN. Investors may make systematic investments in fixed amounts automatically on a monthly basis through the Fund's Automatic Investment Plan. Additional information is available from the Distributor.

    PURCHASES BY MAIL. To open an account by mail, complete the general authorization form attached to this Prospectus, and mail it, along with a check payable to "Jundt Twenty-Five Fund" to:

       c/o National Financial Data Services
       P.O. Box 419168
       Kansas City, MO 64141-6168

    You may not purchase shares with a third party check.

    PURCHASES BY TELEPHONE. To open an account by telephone, call (800) 370-0612 to obtain an account number and instructions. Information concerning the account will be taken over the phone.

The investor must then request a commercial bank with which he or she has an account and which is a member of the Federal Reserve System to transmit Federal Funds by wire to the Fund as follows:

       State Street Bank & Trust Company, ABA #011000028
       For credit of: Jundt Twenty-Five Fund
       Account No.: 9905-154-2
       Account Number: (assigned by telephone)

    Information on how to transmit Federal Funds by wire is available at any national bank or any state bank that is a member of the Federal Reserve System. The bank may charge the shareholder for the wire transfer. The investor will be required to complete the general authorization form attached to this Prospectus and mail it to the Fund after making the initial telephone purchase.

    PURCHASES BY TAX-DEFERRED RETIREMENT PLANS. Individual investors may establish an account in the Fund as an Individual Retirement Account ("IRA"). IRAs allow such investors to save for retirement and shelter their investment income from current taxes. Investors should consult with their tax advisors to determine if they qualify to deduct all or part of any IRA contribution for purposes of federal and state income tax returns.

    Fund shares may also be purchased as an investment for other qualified retirement plans in which investors participate, such as profit-sharing and money purchase plans, 401(k) programs, 403(b) plans, Simplified Employer Pension
(SEP) Plans and others. Such investors should consult their employers or plan administrators before investing.

                           HOW TO REDEEM FUND SHARES

    The Fund will redeem its shares in cash at the net asset value per share next determined after receipt of a shareholder's written request for redemption in good order. If shares for which payment has been collected are redeemed, payment will be made within three days.

    The Fund imposes no charges when its Class I shares are redeemed directly through the Transfer Agent. Service agents may charge a nominal fee for effecting redemptions of Fund shares. It is the responsibility of each service agent to transmit redemption orders to the Transfer Agent. The value of shares redeemed may be more or less than their original cost depending upon the then-current net asset value of the shares being redeemed.

    The Fund may suspend this right of redemption and may postpone payment only when the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the New York Stock Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors.

    Although the Fund has no current intention of doing so, the Fund reserves the right to redeem its shares in kind. However, the Fund will pay in cash all redemption requests by any shareholder that, during any 90-day period, amount to no more than the lesser of: (a) $250,000; or (b) 1% of the Fund's net asset value at the beginning of such 90-day period. If a redemption were made in kind, a shareholder would incur transaction costs in disposing of any securities received.

    The Fund expects to redeem all of the shares of any shareholder whose account has remained below $1,000 as a result of redemptions for at least 60 days after the mailing to the shareholder of a notice of intention to redeem.

SIGNATURE GUARANTEES

    Certain requests must include a signature guarantee. Signature guarantees are designed to protect shareholders and the Fund from fraud. A request to sell shares must be made in writing and include a signature guarantee if any of the following situations apply:

    - A shareholder request in writing to redeem more than $50,000 worth of shares,

    - A shareholder's account registration or address has changed within the last 30 days,

    - The check is being mailed to a different address than the one on the account (record address),

    - The check is being made payable to someone other than the account owner, or

    - The redemption or exchange proceeds are being transferred to an account with a different registration.

    A shareholder should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. The Fund reserves the right to waive the requirement of a signature guarantee in certain limited circumstances. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

EXCHANGE PRIVILEGE

    Except as described below, shareholders may exchange some or all of their Class I Fund shares for Class I shares of The Jundt Growth Fund, Inc., Jundt U.S. Emerging Growth Fund or Jundt Opportunity Fund, provided that the shares to be acquired in the exchange are eligible for sale in the shareholder's state of residence.

    The minimum amount which may be exchanged is $1,000. Exchanges will be affected on the basis of the relative net asset values of each fund. There is no specific time limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. The Investment Adviser reserves the right to prohibit excessive exchanges (more than four per quarter). The Distributor reserves the right, upon 60 days' prior notice, to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, exchanges. An exchange is considered a sale of shares on which the investor may realize a capital gain or loss for income tax purposes. A shareholder may place exchange requests directly with the Fund, through the Distributor or through other broker-dealers. An investor considering an exchange should obtain a prospectus of the Jundt mutual fund being acquired and should read such prospectus carefully. Contact the Fund, the Distributor or any of such other broker-dealers for further information about the exchange privilege.

EXPEDITED REDEMPTIONS

    The Fund offers several expedited redemption procedures, described below, which allow a shareholder to redeem Fund shares at net asset value determined on the same day that the shareholder placed the request for redemption of those shares. Pursuant to these expedited redemption procedures, the Fund's shares will be redeemed at their net asset value next determined following the Fund's receipt of the redemption request. The Fund reserves the right at any time to suspend or terminate the expedited redemption procedures or to impose a fee for this service. There is currently no additional charge to the shareholder for use of the Fund's expedited redemption procedures.

    EXPEDITED TELEPHONE REDEMPTION. Shareholders redeeming at least $1,000 and no more than $25,000 of shares may redeem by telephoning the Fund directly at
(800) 370-0612. The applicable section of the authorization form must have been completed by the shareholder and filed with the Fund before the telephone request is received. The Fund will employ reasonable procedures to confirm that telephone instructions are genuine, including requiring that payment be made only to the shareholder's address of record or to the bank account designated on the authorization form and requiring certain means of telephonic identification. If the Fund fails to employ such procedures, it may be liable for any losses suffered by shareholders as a result of fraudulent instructions. The proceeds of the redemption will be paid by check mailed to the shareholder's address of record or, if requested at the time of redemption, by wire to the bank designated on the authorization form.

    EXPEDITED REDEMPTIONS THROUGH CERTAIN BROKER-DEALERS. Certain broker-dealers who have sales agreements with the Distributor may allow their customers to effect an expedited redemption of shares of the Fund purchased through such a broker-dealer by notifying the broker-dealer of the amount of shares to be redeemed. The broker-dealer is then responsible for promptly placing the redemption request with the Fund on the customer's behalf. Payment will be made to the shareholder by check or wire sent to the broker-dealer. Broker-dealers offering this service may impose a fee or additional requirements for such redemptions.

MONTHLY CASH WITHDRAWAL PLAN

    An investor who owns or buys shares of the Fund valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. See "Monthly Cash Withdrawal Plan" in the Statement of Additional Information.

                        DETERMINATION OF NET ASSET VALUE

    The net asset value of each Class of the Fund's shares is determined once daily as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day during which the New York Stock Exchange is open for trading. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including but not limited to the fees paid to the Investment Adviser and the Administrator and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily.

    Portfolio securities which are traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on such exchange or market as of the close of business on the date of valuation. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on the date of valuation and securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Options are valued at market value or fair value if no market exists. Futures contracts are valued in a like manner, except that open futures contract sales are valued using the closing settlement price or, in the absence of such a price, the most recent quoted asked price.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser in accordance with policies and procedures established by the Company's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates fair value.

                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

    Substantially all of the Fund's net investment income and net realized gains, if any, will be paid to shareholders annually. Dividends and other distributions may be taken in cash or automatically reinvested in additional Fund shares (of the same Class of shares as the shares to which the dividends or other distributions relate) at net asset value on the ex-distribution date. Dividends and other distributions will be automatically reinvested in additional Fund shares unless the shareholder has elected in writing to receive dividends and other distributions in cash.

TAXES

    The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income taxes to the extent its earnings are timely distributed. The Fund also intends to make distributions as required by the Code to avoid the imposition of the 4% federal excise taxes.

    The Fund will distribute substantially all of its net investment income and net capital gains, if any, to investors. Distributions to shareholders from the Fund's income and short-term capital gains are taxed as dividends (as ordinary income), and long-term capital gain distributions are taxed as long-term capital gains. Distributions of long-term capital gains will be taxable to the investor as long-term capital gains regardless of the length of time the shares have been held. A portion of the Fund's dividends may qualify for the dividends received deduction for corporations. The Fund's distributions are taxable when they are paid, whether a shareholder takes them in cash or reinvests them in additional Fund shares, except that dividends and other distributions declared in December but paid in January are taxable as if paid on or before December 31. The federal income tax status of all distributions will be reported to shareholders annually. In addition to federal income taxes, dividends and other distributions may also be subject to state or local taxes, and if the shareholder lives outside the United States, the dividends and other distributions could also be taxed by the country in which the shareholder resides.

"BUYING A DISTRIBUTION"

    On the ex-distribution date for a dividend or other distribution by the Fund, its share price is reduced by the amount of the dividend or other distribution. If an investor purchases shares of the Fund on or before the record date ("buying a distribution"), the investor will pay the full price for the shares (which includes realized but undistributed earnings and capital gains of the Fund that accumulate throughout the year), and then receive a portion of the purchase price back in the form of a taxable distribution.

OTHER TAX INFORMATION

    Under federal tax law, some shareholders may be subject to a 31% withholding on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a taxpayer identification number is not on file with the Fund or any of its agents or who, to the Fund's or agent's knowledge, have furnished an incorrect number. In order to avoid this withholding requirement, investors must certify that the taxpayer identification number provided is correct and that the investment is not otherwise subject to backup withholding, or is exempt from backup withholding.

    THE FOREGOING TAX DISCUSSION IS GENERAL IN NATURE, AND EACH INVESTOR IS ADVISED TO CONSULT HIS OR HER TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE, LOCAL OR FOREIGN TAXATION.

                            PERFORMANCE INFORMATION

    Advertisements and communications to shareholders may contain various measures of the Fund's performance, including various expressions of total return. Additionally, such advertisements and communications may occasionally cite statistics to reflect the Fund's volatility or risk. Performance for each Class of the Fund's shares may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and other distributions made by the Fund during the measuring period were reinvested in shares of the same Class. The Fund presents performance information for each Class of shares commencing with the Fund's inception. Performance for each Class is calculated separately.

    Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will cover, when available, one, five and ten-year periods, as well as the time period since the inception of the Fund.

    Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the maximum offering price per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

    In each case performance figures are based upon past performance. The investment results of the Fund, like all others, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's total return or average annual total return may be in any period.

    The Fund's performance from time to time in reports or promotional literature may be compared to generally accepted indices or analyses such as those published by Lipper Analytical Service, Inc., Standard & Poor's Corporation, Dow Jones & Company, Inc., CDA Investment Technologies, Inc.,

Morningstar, Inc. and Investment Company Data Incorporated. Performance ratings reported periodically in national financial publications also may be used.

    The Fund's Annual Reports will contain certain performance information regarding the Fund and will be made available to any recipient of this Prospectus upon request and without charge.

                              GENERAL INFORMATION

    The Fund is a professionally managed, non-diversified series of the Company, which was incorporated under the laws of the State of Minnesota on October 26, 1995. The Company is registered with the SEC under the Investment Company Act as an open-end management investment company. This registration does not involve supervision of management or investment policy by an agency of the federal government.

    The Company currently offers its shares in three Series: Series A, which represent interests in the Jundt U.S. Emerging Growth Fund; Series B, which represents interests in Jundt Opportunity Fund; and Series C which represent interests in The Fund. The Fund, in turn, currently offers its shares in four Classes, namely, Class A, Class B, Class C and Class I, each sold pursuant to different sales arrangements and bearing different expenses. The Company's Board of Directors, without shareholder approval, is authorized to designate additional Classes of shares in the future; however, the Board of Directors has no present intention to do so. This Prospectus relates only to the Fund's Class I shares. The Fund's Class A, Class B and Class C shares are offered pursuant to a separate prospectus. See "Purchase Information".

    Shares of each Class represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each Class are borne solely by such Class and each Class of shares has exclusive voting rights with respect to the Rule 12b-1 Distribution Plan applicable to such Class and other matters for which separate Class voting is appropriate under applicable law.

    The Fund's shares are freely transferable, are entitled to dividends and other distributions as declared by the Company's Board of Directors, and, upon liquidation of the Fund, are entitled to receive the net assets of the Fund.

    The Company's Articles of Incorporation permit the Company's Board of Directors, without shareholder approval, to create additional Series of shares and to subdivide any Series into various Classes of shares with such rights and preferences as the Company's Board of Directors may designate. The Company's Articles of Incorporation provide that each share of a Series has one vote irrespective of the relative net asset values of the shares. On some issues, such as the election of the Company's directors and the ratification of the Company's independent auditors, all shares of the Company vote together as one Series. On an issue affecting only a particular Series or Class, the shares of the effected Series or Class vote as a separate Series or Class. An example of such an issue would be a fundamental investment restriction pertaining to only one Series.

    The assets received by the Company for the issue or sale of shares of each Series or Class, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such Series, and in the case of a Class, are allocated to such Class, and constitute the underlying assets of such Series or Class. The underlying assets of each Series or Class are required to be segregated on the books of account, and are to be charged with the expenses with respect to such Series or Class, and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular Series or Class shall be allocated among the Series or Classes based upon the relative net assets of the Series or Class at the time such expenses were accrued or such other method as the Company's Board of Directors, or the Investment Adviser with the supervision of the Company's Board of Directors, may determine.

    The Company is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders, and does not intend to hold such meetings. The Company's Board of Directors may convene shareholder meetings when it deems appropriate and is required under Minnesota law to schedule regular or special meetings in certain circumstances. Additionally, under Section 16(c) of the Investment Company Act, the Company's Board of Directors must promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the Company's outstanding shares.

    Under Minnesota law, the Company's Board of Directors has overall responsibility for managing the Company in good faith, in a manner reasonably believed to be in the Company's best interests, and with the care an ordinarily prudent person in a like position would exercise in similar circumstances. The Company's Articles of Incorporation limit the liability of the Company's officers and directors to the fullest extent permitted by law.

    The Company and the Investment Adviser have adopted a Code of Ethics that has been filed with the SEC as an exhibit to the Company's Registration Statement (of which this Prospectus is a part). The Code of Ethics does not permit any director, officer or employee of the Company, the Investment Adviser or the Distributor, other than the Company's directors and officers who are not interested persons of the Company, the Investment Adviser or the Distributor (collectively, the "Disinterested Directors and Officers"), to purchase any security in which the Fund is permitted to invest. If such person owns a security in which, following its purchase by such person, the Fund becomes permitted to invest, the person would not be permitted to acquire any additional interest in such security and must observe strict limitations in connection with any disposition of such security. Disinterested Directors and Officers are permitted to purchase and sell securities in which the Fund may invest, but may not effect any purchase or sale at any time during which the Fund has a pending buy or sell order for the same security. Information about how the Code of Ethics can be inspected or copied at the SEC's public reference rooms or obtained at the SEC's headquarters is available through the SEC's toll-free telephone number, (800) SEC-0330.

    For a further discussion of the above matters, see "General Information" in the Statement of Additional Information.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             JUNDT TWENTY-FIVE FUND

                               ------------------

                                   PROSPECTUS
                               DECEMBER 29, 1997

                            ------------------------

                               TABLE OF CONTENTS

The Fund..............................          2
Risk Factors..........................          2
Purchase Information..................          2
Fees and Expenses.....................          3
Investment Objective and Policies.....          4
Management of the Fund................          9
How to Buy Fund Shares................         12
How to Redeem Fund Shares.............         13
Determination of Net Asset Value......         15
Dividends, Other Distributions and
 Taxes................................         16
Performance Information...............         17
General Information...................         18

                            ------------------------

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, SHARES OF THE FUND IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING OR SOLICITATION MAY NOT LAWFULLY BE MADE. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL CREATE ANY IMPLICATION THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.

                               INVESTMENT ADVISER
                             Jundt Associates, Inc.
                            1550 Utica Avenue South
                                   Suite 950
                          Minneapolis, Minnesota 55416

                                  DISTRIBUTOR
                         U.S. Growth Investments, Inc.
                            1550 Utica Avenue South
                                   Suite 950
                          Minneapolis, Minnesota 55416

                                 ADMINISTRATOR
                         Princeton Administrators, L.P.
                                 P.O. Box 9095
                          Princeton, New Jersey 08543

                                 TRANSFER AGENT
                       Investors Fiduciary Trust Company
                                801 Pennsylvania
                          Kansas City, Missouri 64105

                                   CUSTODIAN
                          Norwest Bank Minnesota, N.A.
                            90 South Seventh Street
                          Minneapolis, Minnesota 55402

                              INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP
                              4200 Norwest Center
                          Minneapolis, Minnesota 55402

                                 LEGAL COUNSEL
                              Faegre & Benson LLP
                              2200 Norwest Center
                          Minneapolis, Minnesota 55402

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                             JUNDT TWENTY-FIVE FUND

                             JUNDT TWENTY-FIVE FUND

                       1550 UTICA AVENUE SOUTH, SUITE 950

                          MINNEAPOLIS, MINNESOTA 55416

                                 (800) 370-0612

                      STATEMENT OF ADDITIONAL INFORMATION


                            DATED DECEMBER 29, 1997


    Jundt Twenty-Five Fund (the "Fund") is a professionally managed, non-diversified series of Jundt Funds, Inc. (the "Company"), an open-end management investment company, commonly known as a "mutual fund". The Fund currently offers its shares in four classes, namely, Class A, Class B, Class C and Class I, each sold pursuant to different sales arrangements and bearing different expenses (each, a "Class" and, collectively, the "Classes"). Class I shares are offered for sale exclusively to certain specified investors and are not offered for sale to the general public.


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated December 29, 1997 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "SEC"). To obtain a copy of the Prospectus, please call the Fund or your investment executive.


                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
Investment Objective, Policies and Restrictions.......................  B-2
Taxes.................................................................  B-11
Advisory, Administrative and Distribution Agreements..................  B-12
Special Purchase Plans................................................  B-16
Monthly Cash Withdrawal Plan..........................................  B-17
Determination of Net Asset Value......................................  B-18
Calculation of Performance Data.......................................  B-19
Directors and Officers................................................  B-20
Counsel and Auditors..................................................  B-23
General Information...................................................  B-23
Financial and Other Information.......................................  B-24

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR IN THE PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE FUND'S INVESTMENT ADVISER OR PRINCIPAL UNDERWRITER. NEITHER THIS STATEMENT OF ADDITIONAL INFORMATION NOR THE PROSPECTUS CONSTITUTES AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, SHARES OF THE FUND IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING OR SOLICITATION MAY NOT LAWFULLY BE MADE. NEITHER THE DELIVERY OF THIS STATEMENT OF ADDITIONAL INFORMATION NOR ANY SALE MADE HEREUNDER (OR UNDER THE PROSPECTUS) SHALL CREATE ANY IMPLICATION THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

    The Fund's investment objective and policies are set forth in the Prospectus. Certain additional investment information is set forth below.

OPTIONS

    The Fund may purchase and sell put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices. There is no assurance that the use of put and call options will achieve the desired objective and could result in losses.

    COVERED CALL OPTIONS. The Fund may write call options on its securities to realize a greater current return, through the receipt of premiums, than it would realize on its securities alone. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to immediately acquire such securities.

    In return for the premiums received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commission) plus the amount of the premium.

    The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing transactions in order to free itself to sell the underlying security or to write another call option on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

    COVERED PUT OPTIONS. The Fund may write covered put options in order to enhance its current return. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

    In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

    The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

    PURCHASING PUT AND CALL OPTIONS. The Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

    The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

    The Fund may also purchase put and call options to enhance its current return.

    RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that the Investment Adviser will not forecast market movements correctly, that the Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations.

    An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Investment Adviser believes it is inadvisable to do so.

    Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of the Investment Adviser may be considered such a group. These position limits may restrict the Fund's ability to purchase or sell options on particular securities.

    Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

    Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Fund's use of options.

SPECIAL EXPIRATION PRICE OPTIONS

    The Fund may purchase over-the-counter ("OTC") put and call options with respect to specified securities ("special expiration price options") pursuant to which the Fund in effect may create a custom index relating to a particular industry or sector that the Investment Adviser believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. However, if the value of the underlying security increases (or decreases) by a pre-negotiated amount, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce the Fund's profits if the special expiration price options are exercised. The Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

FUTURE CONTRACTS

    INDEX FUTURES CONTRACTS AND OPTIONS. The Fund may buy and sell index futures contracts and related options for hedging purposes or to attempt to increase investment return. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

    The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

    Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

    In order to hedge its investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in the Investment Adviser's judgment, have a significant correlation with movements in the prices of the Fund's securities.

    Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a index future contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

    As an alternative to purchasing and selling call and put options on index futures contracts, the Fund may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier."

    The Fund may purchase or sell options on stock indices in order to close out outstanding positions in options on stock indices which it has purchased. The Fund may also allow such options to expire unexercised.

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

    MARGIN PAYMENTS. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the future contract. This amount is known as "initial margin." The nature of the initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

    Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund's future position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

    When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

    LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily variation margin payments. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

    The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transaction in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

    HEDGING RISKS. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of the Fund's securities which are the subject of a hedge. The Investment Adviser will attempt to reduce the risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund's portfolio securities sought to be hedged.

    Successful use of futures contracts and options by the Fund for hedging purposes is also subject to the Investment Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. All participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Further, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Investment Adviser may not result in a successful hedging transaction over a short time period.

    OTHER RISKS. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in market movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

INDEXED SECURITIES

    The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer' creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

REPURCHASE AGREEMENTS

    The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund presently intends to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Company's Board of Directors and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high-quality, short-term debt obligations. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Investment Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

LEVERAGE

    Leveraging the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Since any decline in value of the Fund's investments will be borne entirely be the Fund's shareholders (and not by those persons providing the leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in net asset value than if the Fund were not so leveraged. Leveraging will create an interest expenses for the Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

REVERSE REPURCHASE AGREEMENTS

    In connection with its leveraging activities, the Fund may enter into reverse repurchase agreements, in which the Fund sells securities and agrees to repurchase them at a mutually agreed date and time. A reverse repurchase agreement may be viewed as a borrowing by the Fund, secured by the security which is the subject of the agreement. In addition to the general risks involved in leveraging, reverse repurchase agreements involve the risk that, in the event of the bankruptcy or insolvency of the Fund's counterparty, the Fund would be unable to recover the security which is the subject of the agreement, that the amount of cash or other property transferred by the counterparty to the Fund under the agreement prior to such insolvency or bankruptcy is less than the value of the security subject to the agreement, or that the Fund may be delayed or prevented, due to such insolvency or bankruptcy, from using such cash or property or may be required to return it to the counterparty or its trustee or receiver.

SECURITIES LENDING

    The Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of the Fund loaned will not at any time exceed one-third (or such other limit as the Company's Board of Directors may establish) of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

    Before the Fund enters into a loan, the Investment Adviser considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund will not lend portfolio securities to borrowers affiliated with the Fund.

SHORT SALES

    The Fund may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

    The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.

ZERO-COUPON DEBT SECURITIES

    Zero-coupon securities in which the Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a mutual fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

    When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the principal and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

    Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

INVESTMENT RESTRICTIONS

    The Fund has adopted certain Fundamental Restrictions that may not be changed except by a vote of shareholders owning a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). Under the Investment Company Act, a "majority of the outstanding voting securities" means the affirmative vote of the lesser of: (a) more than 50% of the outstanding shares of the Fund; or (b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. As fundamental policies, the Fund may not:

        1. Invest more than 25% of its total asset in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries);

        2. Borrow money, except from banks for temporary or emergency purposes or as required in connection with otherwise permissible leverage activities (as described elsewhere in the Fund's Prospectus and in this Statement of Additional Information) and then only in an amount not in excess of one-third of the value of the Fund's total assets;

        3. Purchase or sell commodities or commodity contracts, except as required in connection with otherwise permissible options, futures and commodity activities (as described elsewhere in the Fund's Prospectus and in this Statement of Additional Information);

        4. Make loans of its assets to other parties, including loans of its securities (although it may, subject to the other restrictions or policies stated in the Fund's Prospectus and in this Statement of Additional Information, purchase debt securities or enter into repurchase agreements with banks or other institutions to the extent a repurchase agreement is deemed to be a loan), in excess of one-third of its total assets;

        5. Issue senior securities, as defined in the Investment Company Act, except as required in connection with otherwise permissible options, futures and leverage activities (as described elsewhere in the Fund's Prospectus and in this Statement of Additional Information);

        6. Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein;

        7. Underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling certain of its portfolio securities;

    In addition to the foregoing fundamental restrictions, the Fund has adopted certain Non-Fundamental Restrictions, which may be changed by the Company's Board of Directors without the approval of the Fund's shareholders. As non-fundamental policies, the Fund may not:

        1. Make short sales or purchases on margin, although it may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities, and except as required in connection with otherwise permissible options, futures, short selling and leverage activities (as described elsewhere in the Fund's Prospectus and in this Statement of Additional Information);

        2. Mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required to secure otherwise permissible borrowings (including reverse repurchase agreements), short sales, financial options and other hedging activities;

        3. Invest in securities issued by other investment companies in excess of limitations imposed by applicable law;

        4. Make investments for the purpose of exercising control or management;

        5.  Invest more than 15% of its net assets in illiquid securities;

        6.  Purchase equity securities in private placements.

    With respect to each of the foregoing fundamental and non-fundamental investment restrictions involving a percentage of the Fund's assets, if a percentage restriction or limitation is adhered to at the time of an investment or sale (other than a maturity) of a security, a later increase or decrease in such percentage resulting from a change of values or net assets will not be considered a violation thereof.

                                     TAXES

    The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

    As a regulated investment company, the Fund will not be liable for federal income taxes on the part of its taxable net investment income and net capital gains, if any, that it distributes to shareholders, provided it distributes at least 90% of its "investment company taxable income" (as that term is defined in the Code) to Fund shareholders in each taxable year. However, if for any taxable year the Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits.

    The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute: (a) at least 98% of its taxable ordinary income (not taking into account any capital gains or losses) for the calendar year; (b) at least 98% of its capital gain net income for the twelve month period ending on October 31 (or December 31, if the Fund so elects); and (c) any portion (not taxed to the Fund) of the respective balances from the prior year. To the extent possible, the Fund intends to make sufficient distributions to avoid this 4% excise tax.

    The Fund, or the shareholder's broker with respect to the Fund, is required to withhold federal income tax at a rate of 31% of dividends, capital gains distributions and proceeds of redemptions if a shareholder fails to furnish the Fund with a correct taxpayer identification number ("TIN") or to certify that he is exempt from such withholding, or if the Internal Revenue Service notifies the Fund or broker that the shareholder has provided the Fund with an incorrect TIN or failed to properly report dividend or interest income for federal income tax purposes. Any such withheld amount will be fully creditable on the shareholder's federal income tax return. An individual's TIN is his social security number.

    The Fund may write, purchase or sell options or futures contracts. Generally, options and futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year, I.E., each option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Gain or loss from transactions in options and futures contracts that are subject to the "marked to market" rule will be 60% long-term and 40% short-term capital gain or loss. However, the Fund may be eligible to make a special election under which certain "Section 1256 contracts" would not be subject to the "marked to market" rule.

    Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's transactions in options and futures contracts. Under
Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures.

    One of the requirements for qualification as a registered investment company is that less than 30% of the Fund's gross income may be derived from gains from the sale or other disposition of securities, including options, futures and forward contracts, held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or futures contract.

              ADVISORY, ADMINISTRATIVE AND DISTRIBUTION AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

    Jundt Associates, Inc. (the "Investment Adviser") has been retained as the Fund's investment adviser pursuant to an investment advisory agreement entered into by and between the Company and the Investment Adviser (the "Investment Advisory Agreement"). Under the terms of the Investment Advisory Agreement, the Investment Adviser furnishes continuing investment supervision to the Fund and is responsible for the management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Company's Board of Directors.

    The Investment Adviser furnishes office space, equipment and personnel to the Fund in connection with the performance of its investment management responsibilities. In addition, the Investment Adviser pays the salaries and fees of all officers and directors of the Fund who are affiliated persons of the Investment Adviser.

    The Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, brokerage and commission expenses; interest charges; fees and expenses of legal counsel and independent auditors; the Fund's organizational and offering expenses, whether or not advanced by the Investment Adviser; taxes and governmental fees; expenses (including clerical expenses) of issuance, sale or repurchase of the Fund's shares; membership fees in trade associations; expenses of registering and qualifying shares of the Fund for sale under federal and state securities laws; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of regular and special shareholders meetings; expenses of filing reports and other documents with governmental agencies; charges and expenses of the Fund's administrator, custodian and registrar, transfer agent and dividend disbursing agent; expenses of disbursing dividends and distributions; compensation of the Company's officers, directors and employees who are not affiliated with the Investment Adviser; travel expenses of directors of the Company for attendance at meetings of the Board of Directors; insurance expenses; indemnification and other expenses not expressly provided for in the Investment Advisory Agreement; and any extraordinary expenses of a non-recurring nature.

    For its services, the Investment Adviser receives from the Fund a monthly fee at an annual rate of 1.3% of the Fund's average daily net assets. These fees exceed those paid by most other investment companies.

    The Investment Advisory Agreement continues in effect from year to year, if specifically approved at least annually by a majority of the Company's directors, including a majority of the directors who are not "interested persons" (as defined in the Investment Company Act) of the Company or the Investment Adviser ("Independent Directors") at a meeting in person. The Investment Advisory Agreement may be terminated by either party, by the Independent Directors or by a vote of the holders of a majority of the outstanding securities of the Company, at any time, without penalty, upon 60 days' written notice, and automatically terminates in the event of its "assignment" (as defined in the Investment Company Act).

PORTFOLIO TRANSACTIONS, BROKERAGE COMMISSIONS AND PORTFOLIO TURNOVER RATE

    Subject to policies established by the Company's Board of Directors, the Investment Adviser is responsible for investment decisions and for the execution of the Fund's portfolio transactions. The Fund has no obligation to deal with any particular broker or dealer in the execution of transactions in portfolio securities. In executing such transactions, the Investment Adviser seeks to obtain the best price and execution for its transactions. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission.

ADMINISTRATION AGREEMENT

    Under the terms of an administration agreement by and between Princeton Administrators, L.P. (the "Administrator") and the Company (the "Administration Agreement"), the Administrator performs or arranges for the performance of the following administrative services: (a) maintenance and keeping of certain books and records of the Fund; (b) preparation or review and, subject to the Company's review, filing certain reports and other documents required by federal, state and other applicable U.S. laws and regulations to maintain the Company's registration as an open-end investment company; (c) coordination of tax related matters; (d) response to inquiries from Fund shareholders; (e) calculation and dissemination for publication of the net asset value of the Fund's shares; (f) oversight and, as the Company's Board of Directors may request, preparation of reports and recommendations to the Company's Board of Directors on the performance of administrative and professional services rendered to the Fund by others, including the Fund's custodian and any subcustodian, registrar, transfer agency, and dividend disbursing agent, as well as accounting, auditing and other services; (g) provision of competent personnel and administrative offices necessary to perform its services under the Administration Agreement; (h) arrangement for the payment of Fund expenses; (i) consultations with the Company's officers and various service providers in establishing the accounting policies of the Fund; (j) preparation of such financial information and reports as may be required by any banks from which the Fund borrows funds; and (k) provision of such assistance to the Investment Adviser, the custodian and any subcustodian, and the Fund's counsel and auditors as generally may be required to carry on properly the business and operations of the Fund. Under the Administration Agreement, the Company agrees to cause the Fund's transfer agent to timely deliver to the Administrator such information as may be necessary or appropriate for the Administrator's performance of its duties and responsibilities to the Fund.

    The Administrator is obligated, at its expense, to provide office space, facilities, equipment and necessary personnel in connection with its provision of services under the Administration Agreement; however, the Fund (in addition to the fees payable to the Administrator under the Administration Agreement, as described below) has agreed to pay reasonable travel expenses of persons who perform administrative, clerical and bookkeeping functions on behalf of the Fund. Additionally, the expenses of legal counsel and accounting experts retained by the Administrator, after consulting with the Fund's counsel and independent auditors, as may be necessary or appropriate in connection with the Administrator's provision of services to the Fund, are deemed expenses of, and shall be paid by, the Fund.


    For the services rendered to the Fund and the facilities furnished, the Fund is obliged to pay the Administrator, subject to an annual minimum fee of $40,000, a monthly fee at an annual rate of .20% of the first $600 million of the Fund's average daily net assets and .175% of the Fund's average daily net assets in excess of $600 million.


    The Administration Agreement will remain in effect unless and until terminated in accordance with its terms. It may be terminated at any time, without the payment of any penalty, by the Company on 60 days' written notice to the Administrator and by the Administrator on 90 days' written notice to the Company. The Administration Agreement terminates automatically in the event of its assignment.

    The principal address of the Administrator is P.O. Box 9095, Princeton, New Jersey 08543.

THE DISTRIBUTOR

    Pursuant to a Distribution Agreement by and between U.S. Growth Investments, Inc. (the "Distributor") and the Company (the "Distribution Agreement"), the Distributor serves as the principal underwriter of the Fund's shares. The Fund's shares are offered continuously by and through the Distributor. As agent of the Fund, the Distributor accepts orders for the purchase and redemption of Fund shares. The Distributor may enter into selling agreements with other dealers and financial institutions, pursuant to which such dealers and/or financial institutions also may sell Fund shares.

RULE 12b-1 DISTRIBUTION PLANS

    Rule 12b-1 under the Investment Company Act provides that any payments made by the Fund (or any Class thereof) in connection with the distribution of its shares must be pursuant to a written plan describing all material aspects of the proposed financing of distribution and that any agreements entered into in furtherance of the plan must likewise be in writing. In accordance with Rule 12b-1, the

Fund adopted a separate Rule 12b-1 Distribution Plan for each of its Class A, Class B and Class C shares. There is no Rule 12b-1 Distribution Plan for the Fund's Class I shares.

    Rule 12b-1 requires that the Distribution Plans (the "Plans") and the Distribution Agreement be approved initially, and thereafter at least annually, by a vote of the Company's Board of Directors including a majority of the directors who are not interested persons of the Company and who have no direct or indirect interest in the operation of the Plans or in any agreement relating to the Plans, cast in person at a meeting called for the purpose of voting on the plan or agreement. Rule 12b-1 requires that the Distribution Agreement and each Plan provide, in substance:

        (a) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in the preceding paragraph;

        (b) that any person authorized to direct the disposition of moneys paid or payable by the Fund pursuant to the Plan or any related agreement shall provide to the Company's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

        (c) in the case of a Plan, that it may be terminated at any time by a vote of a majority of the members of the Company's Board of Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or by a vote of a majority of the outstanding voting shares of each affected Class or Classes of the Fund's shares.

    Rule 12b-1 further requires that none of the Plans may be amended to increase materially the amount to be spent for distribution without approval by the shareholders of the affected Class or Classes and that all material amendments of the Plan must be approved in the manner described in the paragraph preceding clause (a) above.

    Rule 12b-1 provides that the Fund may rely upon Rule 12b-1 only if the selection and nomination of the Company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1 provides that the Fund may implement or continue the Plans only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the Investment Company Act, that there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders. The Company's Board of Directors has concluded that there is a reasonable likelihood that the Distribution Plans will benefit the Fund and its shareholders.

    Under its Distribution Plan, each of Class A, Class B and Class C pays the Distributor a Rule 12b-1 "account maintenance fee" equal on an annual basis to
 .25% of the average daily net assets attributable to each such Class. This account maintenance fee is designed to compensate the Distributor and certain broker-dealers and financial institutions with which the Distributor has entered into selling arrangements for the provision of certain services to the holders of Fund shares, including, but not limited to, answering shareholder questions, providing shareholders with reports and other information and providing various other services relating to the maintenance of shareholder accounts.

    The Distribution Plans of Class B and Class C provide for the additional payment of a Rule 12b-1 "distribution fee" to the Distributor, equal on an annual basis to .75% of the average daily net assets attributable to such Class. This fee is designed to compensate the Distributor for advertising, marketing, and distributing the Class B and Class C shares, including the provision of initial and ongoing sales compensation to the Distributor's sales representatives and to other broker-dealers and financial institutions with which the Distributor has entered into selling arrangements.

                             SPECIAL PURCHASE PLANS

    AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares may be purchased through an automatic investment plan. Under such a plan, the investor authorizes the Fund to withdraw a specific amount (minimum dollars $50 per withdrawal) from the investor's bank account and to invest such amount in shares of the Fund. Such purchases are normally made on the 5th day of each month, or the next business day thereafter. Further information is available from the Distributor.

    COMBINED PURCHASE PRIVILEGE. The following persons (or groups of persons) may qualify for reductions from the front-end sales charge ("FESC") schedule for Class A shares set forth in the Prospectus by combining purchases of any Class of shares of the Fund, The Jundt Growth Fund, Inc., Jundt U.S. Emerging Growth Fund and Jundt Opportunity Fund, if the combined purchase of all such shares totals at least $25,000:

        (i) an individual or a "company" as defined in Section 2(a)(8) of the Investment Company Act;

        (ii) an individual, his or her spouse and their children under twenty-one, purchasing for his, her or their own account;

       (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust) created pursuant to a plan qualified under Section 401 of the Code;

       (iv) tax-exempt organizations enumerated in Section 501(c)(3) of the Code;

        (v) employee benefit plans of a single employer or of affiliated employers;

       (vi) any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made through a central administration, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser.

    CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). A purchase of Class A shares may qualify for a Cumulative Quantity Discount. The applicable FESC will then be based on the total of:

        (i) the investor's current purchase; and

        (ii) the net asset value (at the close of business on the previous day) of shares of the Fund, The Jundt Growth Fund, Inc., Jundt U.S. Emerging Growth Fund and Jundt Opportunity Fund held by the investor; and

       (iii) the net asset value of shares of any Class of shares of the Fund, The Jundt Growth Fund, Inc., Jundt U.S. Emerging Growth Fund and Jundt Opportunity Fund owned by another shareholder eligible to participate with the investor in a "Combined Purchase Privilege" (see above).

    For example, if an investor owned shares worth $15,000 at the then current net asset value and purchased an additional $10,000 of shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $25,000 purchase.

    To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a dealer, when each purchase is made the investor or dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the privilege or discount.

    LETTER OF INTENTION. Investors wishing to purchase Class A shares may also obtain the reduced FESC shown in the Prospectus by means of a written Letter of Intention, which expresses the investor's intention to invest not less than $25,000 (including certain "credits," as described below) within a period of 13 months in any Class of shares of the Fund, The Jundt Growth Fund, Inc., Jundt U.S. Emerging Growth Fund and Jundt Opportunity Fund. Each purchase of shares under a Letter of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intention. A Letter of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Letter of Intention; however, the 13-month period during which the Letter of Intention is in effect will begin on the date of the earliest purchase to be included. Investors qualifying for the Combined Purchase Privilege described above may purchase shares under a single Letter of Intention.

    For example, assume that on the date an investor signs a Letter of Intention to invest at least $25,000 as set forth above and the investor and the investor's spouse and children under twenty-one have previously invested $10,000 in shares which are still held by such persons. It will only be necessary to invest a total of $15,000 during the 13 months following the first date of purchase of such shares in order to qualify for the sales charges applicable to investments of $25,000.

    The Letter of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intention and qualifies for further reduced sales charges, the sales charges will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charges will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases.

    Investors electing to take advantage of the Letter of Intention should carefully review the appropriate provisions on the general authorization form attached to the Prospectus.

                          MONTHLY CASH WITHDRAWAL PLAN

    Any investor who owns or buys shares of the Fund valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. Shares are deposited in a Withdrawal Plan account and all distributions are reinvested in additional shares of the Fund at net asset value. Shares in a Withdrawal Plan account are then redeemed at net asset value to make each withdrawal payment. Deferred sales charges may apply to monthly redemptions of shares. Redemptions for the purpose of withdrawal are made on the 20th day of the month (or on the preceding business day if the 20th day falls on a weekend or is a holiday) at that day's closing net asset value, and checks are mailed on the next business day.

Payments will be made to the registered shareholder or to another party if preauthorized by the registered shareholder. As withdrawal payments may include a return on principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a Withdrawal Plan concurrently with purchases of additional shares of a Class which imposes a FESC would normally be disadvantageous to the investor because of the FESC payable on such purchases. For this reason, an investor may not maintain an Automatic Investment Plan for the accumulation of shares of a Class which imposes a FESC (other than through reinvestment of distributions) and a Withdrawal Plan at the same time. The cost of administering Withdrawal Plans is borne by the Fund as an expense of all shareholders. The Fund or the Distributor may terminate or change the terms of the Withdrawal Plan at any time. The Withdrawal Plan is fully voluntary and may be terminated by the shareholder at any time without the imposition of any penalty.

    Since the Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the Withdrawal Plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Fund makes no recommendations or representations in this regard.

                        DETERMINATION OF NET ASSET VALUE

    The net asset value per share is calculated separately for each Class of shares. The assets and liabilities attributable to each Class of shares is determined in accordance with generally accepted accounting principles and applicable SEC rules and regulations.


    The portfolio securities in which the Fund invests fluctuate in value, and hence the Fund's net asset value per share also fluctuates. On December 29, 1997, the net asset value and the maximum public offering price of each Class of the Fund's shares was calculated as follows:


CLASS A SHARES

                                                         Net Assets Attributable to Class A ($10)
                                                           -------------------------------------
  Net Asset Value Per Share ($10)                =            Class A Shares outstanding (1)

                                                              Net Asset Value Per Share ($10)
  Maximum Public Offering Price Per Share                      -----------------------------
    ($10.55)                                     =               1 - Maximum FESC (5.25%)

CLASS B SHARES

                                                         Net Assets Attributable to Class B ($10)
                                                           -------------------------------------
  Net Asset Value Per Share ($10)                =            Class B Shares outstanding (1)

      (Maximum Public Offering Price Per Share is the same as the Net Asset Value Per Share.)

CLASS C SHARES

                                                         Net Assets Attributable to Class C ($10)
                                                           -------------------------------------
  Net Asset Value Per Share ($10)                =            Class C Shares outstanding (1)

      (Maximum Public Offering Price Per Share is the same as the Net Asset Value Per Share.)

CLASS I SHARES

                                                         Net Assets Attributable to Class I ($10)
                                                           ------------------------------------
  Net Asset Value Per Share ($10)                =            Class I Shares outstanding (1)

      (Maximum Public Offering Price Per Share is the same as the Net Asset Value Per Share.)

                        CALCULATION OF PERFORMANCE DATA

    For purposes of quoting and comparing the performance of each Class of the Fund's shares to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of "average annual total return" or "cumulative total return." These total return quotations are and will be computed separately for each Class of shares. Under the rules of the SEC, funds advertising performance must include average annual total return quotations calculated according to the following formula:

                                         n
                                  P(1+T) = ERV

 Where: P   =   a hypothetical initial payment of $1,000;

        T   =   average annual total return;

        n   =   number of years; and

      ERV   =   ending redeemable value at the end of the period of a
                hypothetical $1,000 payment made at the beginning of such period.

    This calculation assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

    Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                             ERV - P
                    CTR  =  ---------   x  100
                                P

 Where: CTR   =   Cumulative total return;

        ERV   =   ending redeemable value at the end of the period of a
                  hypothetical $1,000 payment made at the beginning of such period; and

          P   =   initial payment of $1,000.

    This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

    Under each of the above formulas, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication.

    The average annual total return and cumulative total return figures calculated in accordance with the foregoing formulas assume in the case of Class A shares the maximum FESC has been deducted from the hypothetical initial investment at the time of purchase, or in the case of Class B or Class C shares the maximum applicable CDSC has been paid upon the hypothetical redemption of the shares at the end of the period.

    Past performance is not predictive of future performance. All advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    Advertisements and communications may compare the performance of Fund shares with that of other mutual funds, as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications, and may also contrast the Fund's investment policies and portfolio flexibility with other mutual funds. From time to time, advertisements and other Fund materials and communications may cite statistics to reflect the performance over time of Fund shares, utilizing generally accepted indices or analyses, including, but not limited to, those published by Lipper Analytical Service, Inc., Standard & Poor's Corporation, Dow Jones & Company, Inc., CDA Investment Technologies, Inc., Morningstar, Inc. and Investment Company Data Incorporated. Performance ratings reported periodically in national financial publications also may be used. In addition, advertising materials may include the Investment Adviser's analysis of, or outlook for, the economy or financial markets, compare the Investment Adviser's analysis or outlook with the views of others in the financial community and refer to the expertise of the Investment Adviser's personnel and their reputation in the financial community.

                             DIRECTORS AND OFFICERS

    Directors and officers of the Company, together with information as to their principal occupations during the past five years, are set forth below.

                                                                           PRINCIPAL OCCUPATION DURING
        NAME AND ADDRESS           POSITIONS WITH THE COMPANY          PAST 5 YEARS AND OTHER AFFILIATIONS
--------------------------------  ----------------------------  -------------------------------------------------
James R. Jundt (1)(2)             Chairman of the Board,        Chairman of the Board, Chief Executive Officer,
1550 Utica Avenue South            President and Chief           Secretary and portfolio manager of the
Suite 950                          Executive Officer             Investment Adviser since its inception in 1982.
Minneapolis, MN 55416                                            Chairman of the Board, President, Chief
                                                                 Executive Officer and a portfolio manager of The
                                                                 Jundt Growth Fund, Inc. since 1991 and the
                                                                 Company since 1995. Director and Chairman of the
                                                                 Board of the Distributor since 1995. Also a
                                                                 trustee of Gonzaga University and the
                                                                 Minneapolis Institute of Arts and a director of
                                                                 three private companies.

                                                                           PRINCIPAL OCCUPATION DURING
        NAME AND ADDRESS           POSITIONS WITH THE COMPANY          PAST 5 YEARS AND OTHER AFFILIATIONS
--------------------------------  ----------------------------  -------------------------------------------------
John E. Clute                     Director                      Dean and Professor of Law, Gonzaga University
168 South Coeur D'Alene Street,                                  School of Law, since 1991; previously Senior
E104                                                             Vice President -- Human Resources and General
Spokane, WA 99204-1169                                           Counsel, Boise Cascade Corporation (forest
                                                                 products) for more than five years. Director of
                                                                 The Jundt Growth Fund, Inc. since 1991 and the
                                                                 Company since 1995. Also a director of Hecla
                                                                 Mining Company (mining).

Floyd Hall                        Director                      Chairman, President and Chief Executive Officer
3100 West Big Beaver Road                                        of K-Mart Corporation (retailing) since 1995.
Troy, MI 48084                                                   Chairman and Chief Executive Officer of The
                                                                 Museum Company (retailing) and Alva Replicas
                                                                 Company (manufacturer of statuary and sculpture)
                                                                 from 1989 to 1995; from 1984 to 1989, Chairman
                                                                 and Chief Executive Officer of The Grand Union
                                                                 Company (grocery store chain). Director of The
                                                                 Jundt Growth Fund, Inc. since 1991 and the
                                                                 Company since 1995. Also a director of Jamesway
                                                                 Corp. (discount retailing) as well as a private
                                                                 company.

Demetre M. Nicoloff               Director                      Cardiac and thoracic surgeon, Cardiac Surgical
1492 Hunter Drive                                                Associates, P.A., Minneapolis, Minnesota.
Wayzata, MN 55391                                                Director of The Jundt Growth Fund, Inc. since
                                                                 1991 and the Company since 1995. Also a director
                                                                 of Optical Sensors for Medicine, Inc. (patient
                                                                 monitoring equipment); ATS Medical, Inc. (heart
                                                                 valves), Micromedics, Inc. (instrument trays,
                                                                 ENT specialty products and fibrin glue
                                                                 applicators); Possis Medical Inc.
                                                                 (cardiovascular surgical products); Applied
                                                                 Biometrics, Inc. (cardiac output measuring
                                                                 devices) and Sonometrics, Inc. (ultrasound
                                                                 imaging equipment).

                                                                           PRINCIPAL OCCUPATION DURING
        NAME AND ADDRESS           POSITIONS WITH THE COMPANY          PAST 5 YEARS AND OTHER AFFILIATIONS
--------------------------------  ----------------------------  -------------------------------------------------
Darrell R. Wells                  Director                      Managing Director, Security Management Company
4350 Brownsboro Road,                                            (asset management firm) in Louisville, Kentucky.
Suite 310                                                        Director of The Jundt Growth Fund, Inc. since
Louisville, KY 40207                                             1991 and the Company since 1995. Also a director
                                                                 of Churchill Downs Inc. (race track operator)
                                                                 and Citizens Financial Inc. (insurance holding
                                                                 company), as well as several private companies.

Donald M. Longlet                 Vice President and Treasurer  Portfolio manager with the Investment Adviser
1550 Utica Avenue South                                          since May 1989. Portfolio manager with AMEV
Suite 950                                                        Advisers, Inc., St. Paul, Minnesota, from 1983
Minneapolis, MN 55416                                            to 1989. Vice President, Treasurer and a
                                                                 portfolio manager of The Jundt Growth Fund, Inc.
                                                                 since 1991 and the Company since 1995.

James E. Nicholson                Secretary                     Partner with the law firm of Faegre & Benson LLP,
2200 Norwest Center                                              Minneapolis, Minnesota, which has served as
Minneapolis, MN 55402                                            general counsel to the Investment Adviser, the
                                                                 Company, The Jundt Growth Fund, Inc. and the
                                                                 Distributor since their inception. Secretary of
                                                                 The Jundt Growth Fund, Inc. since 1991 and the
                                                                 Company since 1995.

------------------------

(1) Director who is an "interested person" of the Fund, as defined in the Investment Company Act.

(2) "Controlling person" of the Investment Adviser, as defined in the Investment Company Act. Mr. Jundt beneficially owns 95% of the capital stock of the Investment Adviser. Mr. Jundt also owns 100% of the capital stock of the Distributor and is, therefore, a controlling person of the Distributor as well.

    Commencing on January 1, 1997, the Company and The Jundt Growth Fund, Inc. (together, the "Fund Complex") together have agreed to pay each director who is not an "interested person" of either the Company or The Jundt Growth Fund, Inc. a fee of $13,000 per year plus $1,300 for each meeting attended and to reimburse each such director for the expenses of attendance at such meetings. No compensation is paid by the Company or the Fund Complex to the Company's officers or directors who are "interested persons" of either the Company or The Jundt Growth Fund, Inc.


    Director fees and expenses aggregated $71,461 for the fiscal year ended December 31, 1996 (during which year, the Fund Complex paid each Director, in addition to expense reimbursements, an annual fee of $12,000 and a per meeting attended fee of $1,200). The following table sets forth for such period the aggregate compensation (excluding expense reimbursements) paid by the Fund Complex to the directors during the year ended December 31, 1996:

                               COMPENSATION TABLE

                                                   AGGREGATE COMPENSATION
                                                   FROM THE FUND COMPLEX
                                          ----------------------------------------
                                                                  PENSIONS OR
                                                                  RETIREMENT
                                            TWELVE-MONTH       BENEFITS ACCRUED
                                            PERIOD ENDED      AS PART OF COMPANY
NAME OF DIRECTOR                          DECEMBER 31, 1996        EXPENSES
----------------------------------------  -----------------  ---------------------
James R. Jundt..........................        None                 None
Demetre M. Nicoloff.....................     $    16,300             None
Darrell R. Wells........................          16,300             None
John E. Clute...........................          16,300             None
Floyd Hall..............................          13,900             None

                              COUNSEL AND AUDITORS


    Faegre & Benson LLP, 2200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, serves as the Fund's general counsel. KPMG Peat Marwick LLP, 4200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, has been selected as the independent auditors of the Company for its fiscal year ending December 31, 1997.


                              GENERAL INFORMATION

    Under Minnesota law, each Company director owes certain fiduciary duties to the Company and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinary prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the liability of directors: (a) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders; (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of Minnesota law or for violation of certain provisions of Minnesota securities laws; or (c) for any transaction from which the directors derived an improper personal benefit. The Company's Articles of Incorporation limit the liability of the Company's directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act (which prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

    Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officer). Minnesota law does not permit elimination of the availability of equitable relief, such as injunctive or rescissionary relief. These remedies, however, may be ineffective in situations where shareholders become aware of such a breach after a transaction has been consummated and rescission has become impractical. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act or the Securities Exchange Act of 1934, as amended, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act and the rules and regulations thereunder.

    The Company is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding three percent or more of the voting shares of the Company may demand a regular meeting of shareholders of the Company by written notice of demand given to the chief executive officer or the chief financial officer of the Company. Within 90 days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Company. Irrespective of whether a regular meeting of shareholders has been held during the immediately preceding 15 months, in accordance with Section 16(c) under the Investment Company Act, the Company's Board of Directors shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares. Additionally, the Investment Company Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

    Upon issuance and sale in accordance with the terms of the Fund's Prospectus and Statement of Additional Information, each Fund share will be fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are redeemable as set forth under "How To Redeem Fund Shares" in the Prospectus.


    As of December 29, 1997, all shares of each class of the Fund were owned by James R. Jundt, 1550 Utica Ave. South, Minneapolis, MN 55416.


                        FINANCIAL AND OTHER INFORMATION


    The Fund's Prospectus and this Statement of Additional Information do not contain all the information included in the Company's Registration Statement filed with the SEC under the Securities Act and the Investment Company Act (the "Registration Statement") with respect to the securities offered by the Prospectus and this Statement of Additional Information. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined and copied (at prescribed rates) at the SEC's public reference facilities at 450 Fifth Street, N.W., Washington, D.C. 20549. The SEC also maintains an internet web site that contains the Registration Statement, exhibits and other information filed by the Company at http://www.sec.gov.


    Statements contained in the Fund's Prospectus or in this Statement of Additional Information as to any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.